As filed with the Securities and Exchange Commission on January 8, 2021.

1933 Act File No. 333-_____
1940 Act File No. 811-23037

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ AMENDMENT NO. 6

TEKLA WORLD

HEALTHCARE FUND

(Exact Name of Registrant as Specified in Charter)

100 Federal Street, 19th Floor

Boston, MA 02110

(617) 772-8500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

DANIEL R. OMSTEAD, Ph.D.
100 Federal Street, 19th Floor

Boston, MA 02110

(Name, address including zip code, and telephone number, including area code, of agent for service)

Copies of Communications to:

CHRISTOPHER P. HARVEY, ESQ.

ALLISON M. FUMAI, ESQ.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If appropriate, check the following box:

☐	The only securities being registered on the form are being offered pursuant to a dividend or interest reinvestment plan.

☐	Any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, ("Securities Act") other than securities offered in connection with a dividend reinvestment plan.

☐	This form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	This form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	This form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.

☐	This form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)		PROPOSED MAXIMUM OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest ($.01 par value)	[ ]	$	[ ]	$1,000,000	$109.10

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average high and low prices of Tekla World Healthcare Fund reported on the New York Stock Exchange on January 2, 2021.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED JANUARY 8, 2021

TEKLA WORLD HEALTHCARE FUND

[  ] Shares
Issuable Upon Exercise Of Non-Transferable Rights
To Subscribe For Such Shares

New York Stock Exchange Symbol: THW

Tekla World Healthcare Fund (the "Trust") is issuing non-transferable rights ("Rights") to its Shareholders of record as of the close of business on [  ], 2021 (the "Record Date"). These Rights will allow you to subscribe for one (1) common share of beneficial interest ("Share") of the Trust for every three (3) Rights held (the "Offer"). You will receive one Right for each whole Share that you hold of record as of the Record Date, rounded down to the nearest number of Rights evenly divisible by three. The Rights will not be listed for trading on the New York Stock Exchange ("NYSE") or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment as described in this Prospectus.

The subscription price per Share (the "Subscription Price") will be determined based upon a formula equal to [ ].

Rights may be exercised at any time until 5:00 p.m., Eastern Time, [  ], 2021, unless the Offer is extended as discussed in this Prospectus. As the Offer expires before [  ], 2021, Shareholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call [  ] (the "Information Agent") at [  ].

The Trust is a non-diversified, closed-end management investment company whose shares of beneficial interest are listed and traded on the NYSE under the symbol "THW." The Trust's investment objective is to seek current income and long-term capital appreciation. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets (as defined below) in U.S. and non-U.S. companies engaged in the healthcare industries ("Healthcare Companies") including equity securities and debt securities. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may only be changed with 60 days' prior notice to the Trust's shareholders (the "Shareholders"). The Trust will concentrate its investments in the healthcare industries. No assurance can be given that the Trust will achieve its investment objective.

For a discussion of the risks associated with an investment in the Trust, see "Risk Factors."

The Trust adopted a managed distribution policy (the "Policy") in August 2015 pursuant to an exemptive order obtained from the Securities and Exchange Commission ("SEC" or "Commission"). Under the current Policy, the Trust intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Trust's Board of Trustees (the "Board") may modify or terminate the Policy at any time; any such change or termination may have an adverse effect on the market price for the Trust's Shares.

To the extent that the Trust's taxable income in any fiscal year exceeds the aggregate amount distributed pursuant to the managed distribution policy based on a fixed percentage of its NAV, the Trust would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Trust based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

The actual sources of the Trust's monthly distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Trust's fiscal year based on tax regulations. The actual amounts attributable to each of these sources will be reported to Shareholders in January of each year on Form 1099-DIV.

This Prospectus sets forth concisely the information about the Trust you should know before investing, including information about risks. You should read this Prospectus and retain it for future reference. A Statement of Additional Information dated [  ], 2021 (the "SAI") containing additional information about the Trust has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page [  ] of this Prospectus, and the Trust's annual and semi-annual reports may be obtained without charge by contacting the Information Agent at [  ]. The Commission maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Trust.  The Trust's annual and semi-annual reports are also available on the Trust's website (www.teklacap.com).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Estimated Subscription Price(1)	Estimated Sales Load	Estimated Proceeds To Trust Or Other Persons

Per Share	$	None	$
Total Maximum	$	None	$

[        ], 2021

(1)      Estimated on the basis of the volume weighted average share price of a Share on the NYSE on [  ], 2021 and the four (4) preceding trading days. The Trust may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby, or up to an additional [  ] Shares, for an aggregate total of [  ] Shares. If the Trust increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $[  ] and the total maximum Estimated Proceeds to Trust or Other Persons will be approximately $[  ]. No sales load will be charged by the Trust in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

The Trust announced the Offer before the opening of trading on the NYSE on January 11, 2021. The NAV at the close of business on January 7, 2021 was $15.05, and the last reported sales price of a Share on the NYSE on that date was $[16.13].

The Trust may increase the number of Shares subject to subscription by up to 25%, or up to an additional [  ] Shares, for an aggregate total of [   ] Shares.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer—Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned before the Offer. The Offer will result in either a dilution or accretion of NAV for all Shareholders, whether or not they exercise some or all of their Rights, because the Subscription Price per Share may be less than or greater than the then-current NAV per Share. The amount of dilution or accretion might be significant. See "The Offer."

The Trust's investment adviser is Tekla Capital Management LLC. [The employees of Trust's investment adviser and the Trustees and officers of the Trust may purchase Shares through the Primary Subscription and the Over-Subscription Privilege on the same terms as other Shareholders.]

Information about the Trust is available at the Commission's Internet site at www.sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, teklacap.com., and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call Computershare at 1-800-426-5523 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

PROSPECTUS SUMMARY

You should consider the matters discussed in this summary before investing in the Trust through the Offer. The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

THE OFFER

The Offer	Tekla World Healthcare Fund (the "Trust") is issuing to its shareholders of record ("Shareholders") as of the close of business on [ ], 2021 (the "Record Date") non-transferable rights ("Rights") to subscribe for an aggregate of [ ] common shares of beneficial interest ("Shares") of the Trust (the "Offer"). You will receive one Right for each whole Share you held as of the Record Date, rounded down to the nearest number of Rights evenly divisible by three. You may subscribe for one Share for every three Rights you hold (the "Primary Subscription"). Any Shareholder on the Record Date who is issued fewer than three Rights will not be entitled to subscribe for a Share in the Offer.

Subscription Price	The subscription price per Share (the "Subscription Price") will be determined based upon a formula equal to [ ].

As the Expiration Date is before the Pricing Date, Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

Subscription Period	Rights may be exercised at any time during the subscription period (the "Subscription Period"), which starts on [ ], 2021 and ends at 5:00 p.m., Eastern time, on [ ], 2021 (the "Expiration Date").

Over-Subscription Privilege	The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests, if there are not enough Shares available from the Primary Subscription to honor all over-subscription requests (the "Over-Subscription Privilege"). If there are enough Shares left after the Primary Subscription, all over-subscriptions will be honored in full. If there are not enough Shares available to honor all over-subscriptions (after giving effect to any increase in the number of Shares to be offered), the available Shares will be allocated pro rata among those who over-subscribe based on the number of Rights originally issued to them by the Trust. The number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Fractional Shares	Fractional Shares will not be issued upon the exercise of Rights. Therefore, Shares will be issued for Rights submitted in multiples of three only.

Purpose of the Offer	The Trust's Investment Adviser believes, and the Trustees concur, that increasing the Trust's assets for investment through the Offer will benefit the Trust and its Shareholders by allowing the Trust to take further advantage of available investment opportunities in securities of Healthcare Companies. While there can be no assurance that any benefits will be realized, increasing the Trust's investment assets through the Offer is intended to:

• allow the Trust to make greater or additional investments at a time when the Trust's Investment Adviser believes that securities of Healthcare Companies that are inventing, developing and commercializing a number of new and novel technologies, medical products and services. Technological opportunities include, but are not limited to novel discovery, development, clinical testing, production and distribution methods, gene therapy, gene editing, microbiome intervention, artificial intelligence, targeted oncology and cellular therapy. These approaches are being applied to a broad array of therapeutic areas such as rare mono- and multi-genic hematologic and solid tumor cancers, immune system diseases, oncology, vaccines to treat infectious diseases (including COVID-19), gastrointestinal diseases and central nervous system conditions. The Offer is expected to allow the Investment Adviser to invest on behalf of the Trust in companies across the healthcare spectrum that are creating, developing and commercializing innovative medicines and medical products and services that address unmet medical needs, and (ii) recent developments in the pharmaceutical, biotechnology and medical technology industries relating to products that have or will extend or improve the quality of patients' lives;

• provide the Trust with the ability to make additional investments without realizing capital gains on current investments or otherwise selling current investments at an unfavorable time;

•      increase the Trust's average investment size, giving the Trust additional negotiating leverage and pricing influence over venture capital, private investments in public entities (PIPEs) and other private equity investments and investments in the public markets; and

•      provide the Investment Adviser with additional flexibility in managing the Trust's portfolio to satisfy applicable portfolio diversification requirements.

In addition, the Offer may reduce operating costs per Share. [The Offer allows you the opportunity to purchase additional Shares of the Trust at a price that will be below the average market value calculated at the Expiration Date.] See "The Offer—Purpose of the Offer."

Use of Proceeds	The Trust expects to invest the net proceeds in accordance with the Trust's investment objective and policies. Investment of the proceeds is expected to take approximately three months from their receipt by the Trust, depending on market conditions and the availability of appropriate securities. See "Use of Proceeds."

Expenses of the Offer	The Investment Adviser, and not the Trust, will bear the expenses of the Offer; therefore, none of such expenses will be borne by the Trust’s Shareholders. These expenses include, but are not limited to, the expenses of preparing, printing and mailing the Prospectus and Rights subscription materials for the Offer (including reimbursement of expenses of brokers, dealers and financial institutions), SEC registration fees and the fees assessed by service providers (including the cost of the Trust’s counsel and independent registered public accounting firm) in connection with the Offer. This commitment by the Investment Adviser may reduce the effects of dilution as a result of the Offer since the Trust’s net assets will not additionally be reduced by the expenses of conducting the Offer and since the Trust will receive as proceeds from the Offer the full Subscription Price for each Share issued.

Notice of NAV Decline	The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust's net asset value ("NAV") declines more than 10% from its NAV as of that date. If that occurs, the Trust will notify you of the decline and permit you to cancel your exercise of your Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their rights.

How to Obtain Subscription Information	• Contact your broker, bank or trust company. • Contact [ ] (the "Information Agent") toll-free at [ ].

How to Subscribe	You may subscribe in one of two ways:

• Deliver a completed Exercise Form and payment to [ ] (the "Subscription Agent") by the Expiration Date.

• If your Shares are held in a brokerage, bank or trust account, have your broker, bank or trust company deliver a Notice of Guaranteed Delivery to the Subscription Agent by the close of business on the second business day after the Expiration Date.

Tax Consequences	For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to Shareholders. You will not realize a taxable loss if your Rights expire without being exercised. See "The Offer—Certain Federal Income Tax Consequences of the Offer."

IMPORTANT DATES TO REMEMBER

Record Date	[ ], 2021

Subscription Period	[ ], 2021 through [ ], 2021*

Deadline for delivery of Exercise Form together with payment of Estimated Subscription Price or for delivery of Notice of Guaranteed Delivery	[ ], 2021*

Expiration Date	[ ], 2021*

Pricing Date	[ ], 2021*

Deadline for payment of final Subscription Price pursuant to Notice of Guaranteed Delivery	[ ], 2021*

Confirmation to Registered Shareholders**	[ ], 2021*

For Registered Shareholder Purchases—deadline for payment of unpaid balance if final Subscription Price is higher than Estimated Subscription Price	[ ], 2021*

*    Unless the Offer is extended.

**   Registered Shareholders are those Shareholders who are the record owners of Trust Shares (that is, their names appear directly on the records of the Trust's transfer agent) and whose Shares are not held through a broker-dealer or other nominee or intermediary.

THE TRUST

The Trust	The Trust is a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 5, 2015, and commenced operations on June 30, 2015. As of [ ], 2021, the Trust had [ ] Shares outstanding. Shares of the Trust are traded on the NYSE under the symbol "THW." As of [ ], 2021, the Trust's NAV per Share was $[ ] and the Trust's last reported share price of a Share on the NYSE was $[ ].

Distributions	The Trust intends to make monthly distributions in cash at a rate of $0.1167 per share to shareholders of record. Net realized capital gains in excess of the total distributed under this policy are generally included in the December distribution. The Trust's monthly distribution policy may be changed by the Board of Trustees (the "Board") without Shareholder approval.

The Trust's distribution policy and the basis for establishing the rate of its monthly distributions may be changed at any time by the Board without Shareholder approval. Pursuant to an exemptive order obtained from the Commission under Section 19(b) of the Investment Company Act, the Trust is permitted to distribute long-term capital gains to shareholders more than once per year. See "Dividends and Distributions."

The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Shareholders of record on [ ], 2021, which is payable in [ ], 2021.]

General Investment Guidelines	The Trust's investment objective is to seek current income and long-term capital appreciation. No assurance can be given that the Trust will achieve its investment objective.

Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industries ("Healthcare Companies") including equity securities and debt securities. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may only be changed with 60 days' prior notice to the Shareholders. The Trust will concentrate its investments in the healthcare industries.

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a Healthcare Company.

Under normal market conditions, the Trust expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The

Trust may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries ("Emerging Markets"). The Trust may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.

The Trust expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Trust will invest in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Trust may invest up to 30% of its Managed Assets in convertible securities, which may include securities that are non-investment grade. The Trust may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB+ by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Trust's investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Trust may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders and will be limited to 30% of the Trust's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust's option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives.

The Trust may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity ("PIPEs") and venture capital investments.

The Trust may invest up to 20% of its Managed Assets in Healthcare REITs.

The Trust may from time-to-time lend its portfolio securities.

Venture Capital Investments	The Trust also emphasizes innovation, investing both in public and pre-public venture companies. The Trust may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity ("PIPEs") and venture capital investments. The Trust's investments in Restricted Securities may include "start-up," early and later stage financings of privately-held companies and private placements in public companies. See "Investment Objective and Policies."

Investment Adviser	Tekla Capital Management LLC (the "Investment Adviser") serves as investment adviser to the Trust. The Investment Adviser also serves as investment adviser to Tekla World Healthcare Fund ("THW"), a closed-end management investment company that invests in companies in the life sciences industries. See "Management of the Trust—Investment Adviser." The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. See "Portfolio Transactions and Brokerage."

Portfolio Management	Currently, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Trust. Dr. Omstead exercises ultimate decision making authority with respect to investments. See "Management of the Trust—Investment Adviser."

Compensation of Investment Adviser	For the services provided by the Investment Adviser under the Investment Advisory Agreement between the Investment Adviser and the Trust ("Advisory Agreement"), the Trust pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Trust's Managed Assets. Managed Assets means the total assets of the Trust minus the Trust's liabilities other than the loan payable. Because the advisory fee is based on the average net assets of the Trust, and since the Offer is expected to result in an increase in net assets, the Investment Adviser may benefit from the Offer by an increase in the dollar amount of the fee.

RISK FACTORS

This Prospectus contains certain statements that may be deemed to be "forward-looking statements." Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. See "Risk Factors" for a more complete description of risks that may be associated with an investment in the Trust.

Offering Risk	There is a risk that changes in market conditions may result in the Shares purchasable upon exercise of the Rights being less attractive to investors at the conclusion of the Subscription Period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of Shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities.

Dilution—Net Asset Value and Non-Participation in the Offer

Even if shareholders fully exercise their rights, they should expect to incur immediate economic dilution and, if they do not exercise all of their rights, they will incur voting dilution. Further, the expenses associated with such an offering paid by the Trust will immediately reduce the NAV of each Shareholder’s Shares. To the extent that the number of Shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Trust’s net assets, Shareholders will, at the completion of the Offer, experience immediate dilution of NAV. In addition, if the subscription price for the Offer is less than the Trust’s NAV per Share as of the Expiration Date, Shareholders would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV per Share at the expiration of the Offer, such dilution could be substantial. It is anticipated that the Shareholders will experience immediate dilution even if they fully exercise their Rights. This dilution of NAV will disproportionately affect Shareholders who do not exercise their Rights. The Fund cannot state precisely the amount of any decrease because it is not known at this time how many common shares will be subscribed for or what the NAV or market price of the Fund’s common shares will be on the expiration date of an Offer or what the subscription price will be.

Shareholders who do not exercise their Rights including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer-Over-Subscription Privilege," will, at the completion of the Offer, own a smaller proportional interest in the Trust than if they exercised their Rights. As a result of the Offer, Shareholders may experience dilution in NAV per Share, if the Subscription Price is below the NAV per Share on the Expiration Date. If the Subscription Price per Share is below the then current NAV per Share, Shareholders will experience an immediate dilution of the aggregate NAV of their Shares, if they do not participate in the Offer, and will experience a reduction in the NAV per Share whether or not they participate in the Offer. The Trust cannot state precisely the extent of this dilution (if any) if Shareholders do not exercise their Rights because the Trust does not know what the NAV per Share will be at the time the Offer expires or what proportion of the Rights will be exercised. Assuming, for example, that all Rights are exercised, the Estimated Subscription Price is [ ] and the Trust's NAV per Share is [ ], the Trust's NAV per Share (after payment of estimated offering expenses) would be reduced by approximately $[ ]

per Share. See "Risk Factors - Dilution of Net Asset Value and Effect of Non-Participation in the Offer."

Share Price Volatility	Volatility in the market price of Shares may increase during the Subscription Period. The Offer may result in some Shareholders selling their Shares, which would exert downward price pressure on the price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite effect.

Under-Subscription	It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and the ratios described herein.

Market Risk	As with any investment company that invests in equity securities, the Trust is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.
Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Security Market Risk-Discount to NAV	Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Trust's NAV per share could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by supply of and demand for the shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust's portfolio holdings, the timing and success of the Trust's investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), (iii) trading volume of the shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Trust. The Trust cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Non-Diversification Risk	The Trust is non-diversified, meaning that the Trust is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Trust may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Equity Securities Risk	The Trust expects to invest 60-90% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Trust will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Trust participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Trust holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Trust. In addition, equity securities held by the Trust may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The Trust's expected investments in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Convertible Securities Risk	Convertible Securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security's conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. The conversion prior is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer's debt obligations.

Selection Risk	Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries

Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in securities of Healthcare Companies. As a result, the Trust's portfolio will likely be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Trust may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Trust more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the "FDA"), and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent.

With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act ("ACA") has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries, as discussed further below under "Risks Associated with Regulatory and Policy Changes." Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by Healthcare Companies in which the Trust may invest and may adversely affect the sales and revenues of Healthcare Companies.

Product development efforts by Healthcare Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

All of these factors as well as others may cause the value of the Trust's shares to fluctuate significantly over relatively short periods of time. See "Risk Factors" for a more complete description of risks that may be associated with particular sectors within the healthcare industry, including: Pharmaceutical Sector Risk, Biotechnology Industry Risk, Managed Care Sector Risk, Life Sciences and Tools Industry Risk, Healthcare Technology Sector Risk, Healthcare Services Sector Risk, Healthcare Supplies Sector Risk, Healthcare Facilities Sector Risk. Healthcare Equipment Sector Risk and Healthcare Distributors Sector Risk.

Risks Associated with Regulatory and Policy Changes	In March 2010, the ACA was enacted, which helped extend healthcare coverage to millions of uninsured Americans. Many of the ACA's most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, continue to evolve. Potential changes to the ACA or future changes to broader U.S. healthcare policy could affect the Trust and its investments over the next several years. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Trust invests in.

Foreign Security Risk

Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Trust receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Trust may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Trust may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), European depositary receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter ("OTC") market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Trust acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Trust will not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Trust may avoid currency risks during the settlement period for purchases and sales.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

The Trust may invest in securities of issuers located in Emerging Markets. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging Markets are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Investments in securities of issuers located in Emerging Markets may be subject to heightened risks, including relative illiquidity, price volatility and potential restrictions on repatriation of investment capital and income. The Trust's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Trust, the Investment Adviser, or its affiliates and respective clients and other service providers. The Trust may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain Emerging Markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Trust. The repatriation of both investment income and capital from certain Emerging Markets is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Trust may invest in such countries through other investment funds in such countries.

Many Emerging Markets have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other Emerging Markets have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those Emerging Markets.

Economies in Emerging Markets generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many Emerging Markets are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Emerging Markets. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in Emerging Markets involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Trust's investment in Emerging Markets may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Trust from an investment in issuers in such countries.

Settlement procedures in Emerging Markets are frequently less developed and reliable than those in the United States and may involve the Trust's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Trust to value its portfolio securities and could cause the Trust to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Trust has delivered or the Trust's inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Trust in Emerging Markets may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Trust may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those countries may make the Trust's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Trust's investments in Emerging Markets are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Trust may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in Emerging Markets may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Trust's use of foreign currency management techniques in Emerging Markets may be limited. A significant portion of the Trust's currency exposure in Emerging Markets may not be covered by these techniques.

Forward Contract Risk

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Trust may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Trust for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Trust anticipates purchasing or selling a foreign security. For example, this technique would allow the Trust to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Trust's existing holdings of foreign securities. There may be, however, an imperfect correlation between the Trust's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Trust's investment objective, such as when the Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Trust's portfolio. There is no requirement that the Trust hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust. In addition, the Trust will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Trust.

Derivatives Risk

The Trust may invest in derivative instruments including options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. The Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's shareholders and will be limited to 30% of the Trust's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Trust writes a covered put option, the Trust has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option's exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Trust that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Trust and may result in the Trust holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust's option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Trust performance.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC nonstandardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators or their withdrawal from the markets, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Trust may conduct its transactions in derivative instruments may prevent the Trust from liquidating these positions at an advantageous time or price, subjecting the Trust to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Trust receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Trust may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these derivatives trading techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can increase the Trust's exposure to leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Trust and could cause the Trust's net asset value to be subject to wider fluctuations than would be the case if the Trust did not use the leverage feature in derivative instruments.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Trust's derivative transactions, and cause the Trust to lose value. For instance, the SEC has adopted new regulations related to a registered investment company's use of derivatives and related instruments. These regulations may significantly impact the Trust's ability to invest in derivatives and other instruments, limit the Trust's ability to employ certain strategies that use derivatives and/or adversely affect the Trust's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Risks Associated with the Trust's Option Strategy

The ability of the Trust to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a call option covered with a security held by the Trust, the Trust forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Trust writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Trust writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Trust's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Interest Rate Risk	Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. The Trust may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Expectations of higher inflation generally cause interest rates to rise. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration.

REIT Risk.	REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Trust to effect sales at an advantageous time or without a substantial drop in price.

Credit/Default Risk	Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Trust will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel and incur additional costs.

Non-Investment Grade Securities Risk	The Trust may invest in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB+/BB+" or below by Moody's, S&P or Fitch, respectively), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

Counterparty Risk	Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Trust enters into uncleared OTC transactions, the Trust will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Trust will sustain losses. If a counterparty becomes bankrupt, the Trust may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other re-organization proceeding; if the Trust's claim is unsecured, the Trust will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust. These risks may also apply to the Trust's securities lending activities.

Regulation as a "Commodity Pool"	The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Trust pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the "CFTC"). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Trust, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended ("CEA") (other than positions entered into for hedging purposes) may not exceed five percent of the Trust's liquidation value or, alternatively, the net notional value of the Trust's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Trust's liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Trust and is required to register as a "commodity pool operator," it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Trust, which may increase the Trust's expenses.

Failure of Futures Commission Merchants and Clearing Organizations

The Trust may deposit funds required to margin open positions in derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Trust's clearing broker. In addition, the assets of the Trust may not be fully protected in the event of the clearing broker's bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Trust would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk	Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities. During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Equity-Linked Notes	Equity-linked notes ("ELNs") are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk. Additionally, because the Trust may use ELNs as an alternative or complement to its options strategy, the use of ELNs in this manner would expose the Trust to the risk that such ELNs will not perform as anticipated, and the risk that the use of ELNs will expose the Trust to different or additional default and counterparty risk as compared to a similar investment executed in an options strategy.

PIPEs Risk	PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Trust may bear the price risk from the time of pricing until the time of closing. The Trust may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Trust may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Trust to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Trust to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Trust's use of the resale registration statement if the issuer is pursuing a transaction or some other material nonpublic event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Venture Capital Investments Risk

The Trust may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Trust may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Trust. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

ETFs Risk	An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Trust could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leverage Risk

The Trust intends to use financial leverage for investment purposes. The Trust may issue preferred shares, borrow money and/or issue debt securities ("traditional leverage"). The Trust intends to use traditional leverage through a credit facility representing up to 20% of the Trust's Managed Assets. In addition, the Trust may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). Furthermore, at no time will the Trust's use of leverage, either through traditional leverage or effective leverage, exceed 30% of the Trust's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Trust's option strategy and use of derivatives for hedging purposes will not be counted toward the Trust's limit on the use of effective leverage or in the overall 30% leverage limitation.

The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV, market price and distributions of the Trust and the asset coverage for preferred shares, if any. Such volatility may increase the likelihood of the Trust having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Trust is utilizing leverage, a decline in NAV could affect the ability of the Trust to make distributions and such a failure to pay dividends or make distributions could result in the Trust ceasing to qualify as a regulated investment company under the Code, as amended.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the Shareholders; the effects of leverage in a declining market, which are likely to cause a greater decline in the NAV of the shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the shares. If the Trust uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Trust did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the Trust's common shareholders would bear the fees and expenses incurred through the Trust's use of leverage, including the issuance of preferred shares, if any. Leverage may increase operating costs, which may reduce total return.

Restricted Securities and Valuation Risk	Some of the Trust's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Trust's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Trust's portfolio, such Restricted Securities in the Trust's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Trust's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Trust makes.

Key Personnel Risk	There may be only a limited number of securities professionals who have comparable experience to that of the Trust's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Anti-Takeover Provision Risk	The Trust's Amended and Restated Declaration of Trust ("Declaration of Trust"), dated March 5, 2015, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk	The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Healthcare Companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in restricted securities under certain conditions.

The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Trust from engaging in certain transactions involving its "affiliates," including, among others, the Trust's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.

Government Intervention	Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust's ability to achieve its investment objective

Market Disruption and Geopolitical Risk

The value of your investment in the Trust is based on the market prices of the securities the Trust holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Trust owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Trust's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Trust service providers and/or the Trust's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Trust cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Trust.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets.

These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Trust's investments and other operations. The value of the Trust's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Trust.

Potential Conflicts of Interest Risk	The Investment Adviser's investment team is responsible for managing the Trust as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Trust and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk	The Trust may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale

TRUST EXPENSES

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Shares would bear, directly or indirectly. The table is based on the capital structure of the Trust as of [ ], 2021.

The table shows Trust expenses as a percentage of net assets attributable to the Shares. The following table should not be considered a representation of the Trust’s future expenses. Actual expenses may be greater or less than those shown below.

Fees and Expenses

Shareholder Transaction Expenses (as a percentage of Subscription Price)

Sales Load	—%
Expenses Borne by Shareholders of the Trust	—%
Dividend Reinvestment and Stock Repurchase Plan Fees	None (1)

Annual Expenses (as a percentage of average net assets attributable to Shares) (1)

Management Fee (2)%
Other Expenses(3)%
Total Annual Expenses %

(1) The expenses of administering the Trust's Dividend Reinvestment and Stock Purchase Plan are included in "Other Expenses." You will pay brokerage charges if you direct your broker or the plan agent to sell your Shares that you acquired pursuant to the Trust's Dividend Reinvestment and Stock Purchase Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Trust's Dividend Reinvestment and Stock Purchase Plan. See "Dividend Reinvestment and Stock Purchase Plan."

(2)	The management fee is charged as a percentage of the Trust’s average daily Managed Assets, as opposed to net assets. If leverage is used, Managed Assets will be greater in amount than net assets, because Managed Assets includes borrowings for investment purposes.

(3)	"Other Expenses" have been estimated for the current fiscal year.

Hypothetical Example

The following hypothetical example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Shares of the Trust. These amounts are based upon payment by the Trust of investment advisory fees and other expenses at the levels set forth in the table above.

You would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming (i) all dividends and other distributions are reinvested at NAV per Share, (ii) the market price at the time of investment was equal to the NAV per share, (iii) the percentage amounts listed under Annual Expenses above remain the same in the years shown, and (iv) a 5% annual return:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

See "Financial Highlights" for the Trust's actual ratio of expenses to average net assets for the fiscal year ended September 30, 2020.

The purpose of the table above is to assist you in understanding the various cost and expenses that you will bear directly or indirectly as an investor in the Trust. For more information on the management fees paid by the Trust, see "The Trust—Compensation of Investment Adviser."

The purpose of the table above is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Trust. For more information regarding the management fees paid by the Trust, refer to the section of this Prospectus entitled "Management of the Trust—Investment Adviser."

The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the Commission applicable to all investment companies. The example should not be considered a representation of future expenses and includes the expenses of the offering. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Share NAVs. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example below. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares.

This Hypothetical Example should not be considered a representation of past or future expenses, and the Trust's actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights

The financial highlights table is intended to help you understand the Trust's financial performance. The selected financial data below sets forth per Share operating performance data, total investment return, ratios and supplemental data for the Trust's last five fiscal years. Certain information reflects financial results from a single Trust Share. The information was audited by [ ], an independent registered public accounting firm. This information should be read in conjunction with the audited financial statements and accompanying notes as of and for the fiscal year ended September 30, 2020, which are incorporated by reference in the SAI. See “Financial Statements” in the SAI.

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2020	2019	2018	2017	2016
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$13.51	$15.24	$15.55	$16.08	$17.38
Net investment income (1)	0.10	0.06	0.11	0.12	0.09
Net realized and unrealized gain (loss)	1.93	(0.40)	0.96	0.74	(0.06)
Total increase (decrease) from investment operations	2.03	(0.34)	1.07	0.86	0.03
Distributions to shareholders from:
Net investment income	(0.05)	(0.19)	(0.60)	(1.30)	(1.38) (2)
Net realized capital gains	—	—	—	(0.03)	(0.02) (2)
Return of capital (tax basis)	(1.35)	(1.21)	(0.80)	(0.07)	—
Total distributions	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Increase resulting from shares repurchased (3)	—	0.01	0.02	0.01	0.07
Net asset value per share, end of year	$14.14	$13.51	$15.24	$15.55	$16.08
Per share market value, end of year	$14.33	$13.44	$14.03	$14.56	$14.68
Total investment return at market value	18.14%	6.80%	6.91%	9.47%	12.34%
Total investment return at net asset value	15.97%	(1.10)%	8.66%	6.74%	1.81%
RATIOS
Net investment income to average net assets	0.68%	0.45%	0.78%	0.77%	0.53%
Expenses to average net assets	$2.16%	2.53%	2.28%	2.05%	1.70%
Expenses, excluding interest expense, to average net assets	1.57%	1.59%	1.57%	1.55%	1.47%
SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$427	$407	$463	$480	$499

	For the year ended September 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	48.11%	55.17%	54.60%	58.05%	67.00%
Senior securities (loan facility) outstanding (in millions)	$120	$120	$120	$120	$120
Asset coverage ratio on revolving credit facility at year end	455%	440%	486%	500%	516%
Asset coverage per $1,000 on revolving credit facility at year end	$4,554	$4,396	$4,861	$4,999	$5,160

(1)	Computed using average shares outstanding.

(2)	Amount previously presented incorrectly as solely distributions from income has been revised to reflect the proper classification.

(3)	Amount represents less than $0.005 per share.

Share Price and NAV

The Trust's Shares are publicly-held and have been listed and are trading on the NYSE under the symbol "THW." The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV per Share, the percentage premium or discount at such closing prices, and the number of Shares traded.

The NAV per Share as of the close of business on January 2, 2021 was $[  ] and the last reported sales price of a Share that day was $[  ].

	Market	Corresponding	Market		Corresponding
Quarter	Price(1)	Net Asset	Premium/		Price(1)	Net Asset	Premium/		Trading
Ending	High	Value(2)	(Discount)(2)		Low	Value(2)	(Discount)(2)		Volume(1)
Fiscal 2018
Dec. 31	$[ ]	$[ ]	[ ]	%	$[ ]	$[ ]	[ ]	%	$[ ]
Mar. 31	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
June 30	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Sept. 30	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Fiscal 2019	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Dec. 31	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Mar. 31	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
June 30	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Sept. 30	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Fiscal 2020	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Dec. 31	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Mar. 31	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
June 30	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Sept. 30	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Fiscal 2021	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]
Dec. 31	[ ]	[ ]	[ ]		[ ]	[ ]	[ ]		[ ]

(1)	As reported by the NYSE.

(2)	Based on the Trust's computations, on the day that the high or low market price was recorded.

THE OFFER

Terms of the Offer

The Trust is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of [  ] Shares. The Trust may increase the number of Shares subject to subscription by up to 25% of the Shares, for an aggregate total of [  ] Shares. Shareholders will receive one non-transferable Right for each Share held as of the Record Date, rounded down to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for every three Rights held. If you exercise all of the Rights issued to you, you may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription.

Rights may be exercised at any time during the Subscription Period, which commences on [ ], 2021 and ends at 5:00 p.m., Eastern Time, on [ ], 2021, unless extended by the Trust (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date").

Fractional Shares will not be issued upon the exercise of Rights. Therefore, Shares will be issued for Rights submitted in multiples of three only.

The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer—Over-Subscription Privilege."

For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

The Subscription Price will be determined based upon a formula equal to [ ].

The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be exercised and Shares paid for are set forth below in "Exercise of Rights" and "Payment for Shares."

Purpose of the Offer

The Board has determined that it is in the best interests of the Trust and its Shareholders to increase the assets of the Trust available for investment through the Offer, so that the Trust will be in a better position to more fully take advantage of available investment opportunities in Healthcare Companies that are inventing, developing and commercializing a number of new and novel technologies, medical products and services. Technological opportunities include, but are not limited to, novel discovery, development, clinical testing, production and distribution methods, gene therapy, gene editing, microbiome intervention, artificial intelligence, targeted oncology and cellular therapy. These approaches are being applied to a broad array of therapeutic areas such as rare hematologic and solid tumor cancers, immune system diseases, vaccines to treat infectious diseases (including COVID-19), gastrointestinal diseases and central nervous system conditions. The Offer is expected to allow the Investment Adviser to invest on behalf of the Trust in companies across the healthcare spectrum that are creating, developing and commercializing innovative medicines and medical products and services that address unmet medical needs. The Board was informed by the Investment Adviser that many high quality investment opportunities are available, and that Shareholders could potentially realize significant benefits from increased investment in both venture capital securities and publicly traded Healthcare Companies. The Board was also informed that increasing the asset size through a Rights Offering may favorably affect the Trust's expense ratio, which could be beneficial to the Trust's Shareholders. The Board unanimously approved the Offer and concluded that increasing the assets of the Trust through the Offer would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust through the Offer.

In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors, including those set forth below:

•	The Offer is intended to allow the Trust to make greater or additional investments at a time when the Trust's Investment Adviser believes that securities of Healthcare Companies, including, but not limited to investments in the technological opportunities, innovative approaches and therapeutic areas described above are positioned for price appreciation;

•	The Offer would provide the Trust with the ability to make additional investments without realizing capital gains on current investments or otherwise selling current investments at an unfavorable time;

•	The Offer would increase the Trust's average investment size, giving the Trust additional negotiating leverage and pricing influence over venture capital, PIPEs and other private equity investments and investments in the public markets];

•	The Offer would provide the Investment Adviser with additional flexibility in managing the Trust's portfolio to satisfy applicable portfolio diversification requirements; and

•	The Offer would provide the Trust with additional operational efficiencies and shareholder benefits, including (i) reduction in operating costs per share; (ii) the potential for greater liquidity; and (iii) an opportunity for existing Shareholders to purchase additional Shares at a price that will be below market value at the Expiration Date.

The Trust's Shares traded at a premium as of [  ], 2021. If the Trust's Shares continue to trade at a premium, the Offer could increase the NAV of the Trust, if the discounted Subscription Price exceeds the NAV.

The Board considered the possibility of a decline in the market price of Shares of the Trust. The Board was advised by the Investment Adviser that, if market conditions were to become less favorable, the Investment Adviser may desire to re-evaluate its recommendation of the Offer. The Investment Adviser indicated to the Board that, should the Trust begin to trade at a significant discount to NAV, it would re-examine its recommendation of the Offer and may consider recommending cancellation of the Offer or a change in the terms of the Offer. The Board may discontinue the Offer at any time prior to the end of the Subscription Period.

The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder". In such event, the Trust will notify Shareholders and permit Exercising Shareholders to cancel exercise of their Rights. Exercising Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

The Trust may, in the future, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the Investment Company Act and the Securities Act.

There can be no assurance that the Trust or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

Over-Subscription Privilege

If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests, if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions (after giving effect to any increase in the number of Shares to be offered), the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Trust, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of interest and voting rights to Shareholders, and additional reduction in the Trust's NAV per Share.

The Trustees and officers of the Trust and employees of the Investment Adviser may purchase Shares in the Offer and pursuant to the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other Shareholders.

The Subscription Price

The Subscription Price will be determined based upon [ ].

The Trust announced the Offer before the opening of trading on the NYSE on [ ], 2021. The NAV per Share at the close of business on [ ], 2021 was $[ ], and the last reported share price of a Share on the NYSE on that date was $[ ]. Since the Expiration Date occurs before the Pricing Date, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Trust's NAV per Share may be obtained by calling 1-800-451-2597.

Expiration of the Offer

Rights will expire at 5:00 p.m., Eastern Time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

The Trust may elect to terminate the Offer at any time until the Offer’s Expiration Date.

Expenses of the Offer

The Investment Adviser will bear the expenses of the Offer and no such expenses will be borne by the Trust or the Trust’s Shareholders. These expenses include, but are not limited to, the expenses of preparing, printing and mailing the Prospectus and Rights subscription materials for the Offer (including reimbursement of expenses of brokers, dealers and financial institutions), SEC registration fees and the fees assessed by service providers (including the cost of the Trust’s counsel and independent registered public accounting firm) in connection with the Offer.

Subscription Agent

The Subscription Agent is [  ], which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $[  ], which includes reimbursement for all out-of-pocket expenses related to the Offer. Signed Exercise Forms should be sent to the Subscription Agent, by one of the methods described below:

Subscription Certificate
Delivery Method	Address
By First Class Mail	[Insert address]

By Overnight Courier or Express Mail	[Insert address]

By Broker-Dealer or other Nominee (Notice of Guaranteed Delivery)	Shareholders whose Shares are held in a brokerage, bank or trust account may contact their broker or other nominee and instruct them to submit a Notice of Guaranteed Delivery and Payment on their behalf.

Delivery to an address other than as set forth above does not constitute a valid delivery.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

[Insert name, address and telephone number]
Toll Free: [  ]

You may also call the Trust at [ ] or contact your bank, broker or other nominee for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $[  ], which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern Time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials.  Shareholders whose record addresses on the Record Date are outside the U.S. will not be mailed Exercise Forms.

Exercising Shareholders Who Are Record Owners.  Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit timely delivery of the Exercise Form and payment after the Expiration Date.

Investors Whose Shares are Held By A Broker-Dealer or Other Nominee.  Exercising Shareholders whose Shares are held by a Nominee such as a broker-dealer, bank or trust company must contact the Nominee to exercise their Rights. In that case, the Nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

Nominees.  Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

(1) Deliver Exercise Form and Payment to the Subscription Agent by the Expiration Date:

Exercising Shareholders may deliver to the Subscription Agent at [     ] (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $[  ] per Share, both no later than 5:00 p.m., Eastern Time, on the Expiration Date.

The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

A payment pursuant to this method (1) must be in U.S. dollars by money order or check drawn on a bank located in the U.S., (2) must be payable to "Tekla World Healthcare Fund" and (3) must accompany an executed Exercise Form for such subscription to be accepted. Third (or multiple) party checks will not be accepted.

(2) Contact Your Broker, Bank or Trust Company to Deliver Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date:

Exercising Shareholders may request a NYSE or Financial Industry Regulatory Authority, Inc. ("FINRA") member, bank or trust company to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern Time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by [  ], 2021. You must arrange for payment to the nominee, who will in turn submit the Exercise Form and payment on your behalf by the close of business on the second business day after the Expiration Date. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of business on [  ], 2021 and full payment for the Shares is received by it by the close of business on [  ], 2021.

On [  ], 2021 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by [  ], 2021 (the "Final Payment Date"). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Trust toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Shareholder must be received by the Subscription Agent by the close of business on [  ], 2021. Any excess payment to be refunded by the Trust to a Shareholder will be mailed by the Subscription Agent to such Shareholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Shareholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Tekla World Healthcare Fund.

Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

If an Exercising Shareholder does not make payment of any additional amounts due by [  ], 2021, the Trust reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the

Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

An Exercising Shareholder will not have the right to cancel the exercise of Rights or rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check or money order, except as described under "The Offer—Notice of NAV Decline."

The risk of delivery of subscription forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Trust and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Trust, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

Delivery of Shares

Shareholders whose Shares are held of record by Cede or by any other depository or Nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, Shares will be issued after the expiration of the Offer, and clearance of checks, which can take up to [15] days.

Employee Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Code Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Certain Federal Income Tax Consequences of the Offer

The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and Shareholders set forth under "Taxation" below.

For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution.

The holding period of a Right received by a Shareholder includes the holding period of the Shares with regard to which the Right is issued. If the Shareholder exercises a Right, the holding period of the Shares acquired begins on the date the Right is exercised.

In the event a Shareholder allows rights to expire without exercising them, the Rights will be deemed to have a zero basis and, therefore, the Shareholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the Shares with respect to which the expired Rights were distributed will remain unchanged compared to their basis prior to the Offer.

The Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price. Gain or loss recognized by a Shareholder upon the sale of a Share acquired through the Offer will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held for more than a year.

The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

Special Considerations

Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Trust than would otherwise be the case if they exercised their Rights. The Trust cannot determine the extent of this dilution at this time because it does not know what proportion of the Trust's Shares will be purchased as a result of the Offer.

Shareholders who do not fully exercise their Rights may experience dilution in their holdings because they will indirectly bear the expenses of the Offer. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings, if the Trust offers additional Shares for subscription. The Trust cannot state precisely the amount of any potential decrease in NAV because it does not know at this time how many Shares will be subscribed for or what the NAV or market price per Share will be at the Pricing Date. As of [  ], 2021, the Trust's Shares traded at a [  ]% [premium above/discount to] NAV. If the Trust's Shares trade at a similar [premium above/discount to] NAV as of the Pricing Date, the Trust estimates that such dilution would be minimal. See "Risk Factors—Dilution of NAV and Effect of Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

The fact that the Investment Adviser, and not the Trust, is paying the offering expenses (which include, among other items, the expenses of preparing, printing and mailing the prospectus and Rights subscription materials for the Offer (including reimbursement of expenses of brokers, dealers and financial institutions), SEC registration fees and the fees assessed by service providers (including the cost of the Trust’s counsel and independent registered public accounting firm)) may reduce the effects of dilution as a result of the Offer since the Trust’s net assets will not additionally be reduced by the expenses of conducting the Offer and since the Trust will receive as proceeds from the Offer the full Subscription Price for each Share issued.

USE OF PROCEEDS

Assuming all Shares offered hereby are sold at an estimated Subscription Price (the "Estimated Subscription Price") of $[  ] per Share, the net proceeds of the Offer will be approximately $[  ], after deducting expenses payable by the Trust estimated at approximately $[  ]. The net proceeds of the Offer will be invested in accordance with the Trust's investment objective and policies. See "Investment Objective and Policies." Initial investment of the proceeds in publicly-traded securities may take place during a period of approximately three months following completion of the Offer, depending on market conditions and the availability of appropriate securities. Restricted Securities may be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Trust may choose to be more fully invested in publicly-traded securities during such period. Pending investment in the securities described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, a lower return may be realized.

INVESTMENT OBJECTIVE AND POLICIES

General

The Trust's investment objective is to seek current income and long-term capital appreciation.

Under normal market conditions, the Trust will invest at least 80% of its net assets in securities of Healthcare Companies and is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment therein, 50% or more of such company's sales, earnings or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, healthcare products or services or medical technology activities. Determinations as to whether a company is a Healthcare Company will be made by the Investment Adviser in its discretion.

The equity and related securities in which the Trust may invest consist of common stock of Healthcare Companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Trust's investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see "Risk Factors"), if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's.  Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industries ("Healthcare Companies") including equity securities and debt securities. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may only be changed with 60 days' prior notice to the Trust's shareholders (the "Shareholders"). The Trust will concentrate its investments in the healthcare industries.

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a Healthcare Company.

Under normal market conditions, the Trust expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Trust may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries ("Emerging Markets"). The Trust may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.

The Trust expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Trust will invest in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Trust may invest up to 30% of its Managed Assets in convertible securities, which may include securities that are non-investment grade. The Trust may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB+ by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Trust's investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Trust may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's shareholders and will be limited to 30% of the Trust's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust's option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives.

The Trust may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity ("PIPEs") and venture capital investments.

The Trust may invest up to 20% of its Managed Assets in Healthcare REITs.

The Trust may from time-to-time lend its portfolio securities.

Put or Call Options

The Trust may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any index of securities or other index the change in value of which has a high degree of correlation with the changes in value of the Trust's portfolio securities, and may purchase and sell (or write) on a covered basis financial futures contracts and options on such futures.  Under normal market conditions, the Trust does not intend to engage in the practices described in this section to any significant extent.

The Trust also has adopted certain other investment restrictions in an effort to achieve its investment objective. See "Investment Restrictions" in the SAI.

RISK FACTORS

General Risk Factors

An investment in the Shares of the Trust involves a high degree of risk. Prospective investors should consider carefully the following risk factors in addition to the other information set forth in this Prospectus. For additional information regarding the risks that may be associated with an investment in the Trust, see "Additional Information About Investments, Investment Techniques and Risks" in the SAI.

Because the Trust intends to invest substantially all of its assets in equity securities of Healthcare Companies, an investor should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that Healthcare Companies will grow, that a sufficient number of appropriate investments will be available or that the Trust's particular investment choices will be successful. Investors should also be aware of considerations and risks relating to the Trust's investment practices. An investment in the Trust should not itself be considered a balanced investment program and should be considered to provide diversification as only part of a more complete investment program. The Trust is intended for long-term investors not seeking current income.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Trust is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Security Market Risk-Discount to NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Trust's NAV per share could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by supply of and demand for the shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust's portfolio holdings, the timing and success of the Trust's investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), (iii) trading volume of the shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Trust. The Trust cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Non-Diversification Risk. The Trust is non-diversified, meaning that the Trust is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Trust may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Equity Securities Risk. The Trust expects to invest 60-90% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Trust will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Trust participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Trust holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Trust. In addition, equity securities held by the Trust may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The Trust's expected investments in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Convertible Securities Risk. Convertible Securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security's conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. The conversion prior is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer's debt obligations.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets in securities of Healthcare Companies. As a result, the Trust's portfolio will likely be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Trust may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Trust more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the "FDA"), and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent.

With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act ("ACA") has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries, as discussed further below under "Risks Associated with Regulatory and Policy Changes." Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by Healthcare Companies in which the Trust may invest and may adversely affect the sales and revenues of Healthcare Companies.

Product development efforts by Healthcare Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

All of these factors as well as others may cause the value of the Trust's shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Pharmaceutical companies also face challenges posed by the increased presence of counterfeit pharmaceutical products, which may negatively impact revenues and patient confidence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.

Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organization ("HMO") subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S. health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Trust may invest.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries. Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Trust may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law ("Stark Law") and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, re-coupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

A substantial percentage of a healthcare services company's service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs ("VA"), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their businesses, financial conditions or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

The ACA was enacted into law in the United States in March 2010. Since the ACA's implementation, it has been the subject of controversy as several of its provisions have been challenged in court. It is possible that there will be changes to the law. Due to the relatively recent implementation of the ACA, the consequences of its enactment are not fully understood. It is unclear if the ACA will remain in place, but any changes that may decrease reimbursement for healthcare supplies companies' products, reduce medical procedure volumes or increase cost containment measures could adversely impact the business of such companies.

Healthcare Facilities Sector Risk. A healthcare facility's ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations ("PPOs"). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. As various provisions of the ACA evolve, it is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility's ability to negotiate reimbursement increases. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.

Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.

Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice ("DOJ"), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Risks Associated with Regulatory and Policy Changes. In March 2010, the ACA was enacted, which helped extend healthcare coverage to millions of uninsured Americans. Many of the ACA's most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, continue to evolve. Potential changes to the ACA or future changes to broader U.S. healthcare policy could affect the Trust and its investments over the next several years. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Trust invests in.

Foreign Securities Risk. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Trust receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Trust may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Trust may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), European depositary receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter ("OTC") market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Trust acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Trust will not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Trust may avoid currency risks during the settlement period for purchases and sales.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial re-porting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

The Trust may invest in securities of issuers located in Emerging Markets. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging Markets are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Investments in securities of issuers located in Emerging Markets may be subject to heightened risks, including relative illiquidity, price volatility and potential restrictions on repatriation of investment capital and income. The Trust's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Trust, the Investment Adviser, or its affiliates and respective clients and other service providers. The Trust may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain Emerging Markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Trust. The repatriation of both investment income and capital from certain Emerging Markets is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Trust may invest in such countries through other investment funds in such countries.

Many Emerging Markets have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other Emerging Markets have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those Emerging Markets.

Economies in Emerging Markets generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many Emerging Markets are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Emerging Markets. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in Emerging Markets involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Trust's investment in Emerging Markets may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Trust from an investment in issuers in such countries.

Settlement procedures in Emerging Markets are frequently less developed and reliable than those in the United States and may involve the Trust's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Trust to value its portfolio securities and could cause the Trust to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Trust has delivered or the Trust's inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Trust in Emerging Markets may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Trust may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those countries may make the Trust's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Trust's investments in Emerging Markets are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Trust may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in Emerging Markets may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Trust's use of foreign currency management techniques in Emerging Markets may be limited. A significant portion of the Trust's currency exposure in Emerging Markets may not be covered by these techniques.

Forward Contract Risk. Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Trust may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Trust for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Trust anticipates purchasing or selling a foreign security. For example, this technique would allow the Trust to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Trust's existing holdings of foreign securities. There may be, however, an imperfect correlation between the Trust's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Trust's investment objective, such as when the Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Trust's portfolio. There is no requirement that the Trust hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust. In addition, the Trust will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Trust.

Derivatives Risk. The Trust may invest in derivative instruments including options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. The Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's shareholders and will be limited to 30% of the Trust's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Trust writes a covered put option, the Trust has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option's exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Trust that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Trust and may result in the Trust holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust's option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Trust performance.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC nonstandardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators or their withdrawal from the markets, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Trust may conduct its transactions in derivative instruments may prevent the Trust from liquidating these positions at an advantageous time or price, subjecting the Trust to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Trust receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Trust may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these derivatives trading techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can increase the Trust's exposure to leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Trust and could cause the Trust's net asset value to be subject to wider fluctuations than would be the case if the Trust did not use the leverage feature in derivative instruments.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Trust's derivative transactions, and cause the Trust to lose value. For instance, the SEC has adopted new regulations related to a registered investment company's use of derivatives and related instruments. These regulations may significantly impact the Trust's ability to invest in derivatives and other instruments, limit the Trust's ability to employ certain strategies that use derivatives and/or adversely affect the Trust's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Risks Associated with the Trust's Option Strategy. The ability of the Trust to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived strategy or transaction may be unsuccessful because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Trust experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Trust's shares, the Trust will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Trust may write (sell) unlisted OTC options to a significant extent. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-

listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

Index Option Risk. The Trust may sell index call and put options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Limitation on Option Writing Risk. The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk. Income on options on individual stocks will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a "closing transaction" (as defined by applicable regulations) pursuant to which the Trust's obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be "marked-to-market" for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements. Mark-to-market losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction. See "Tax Matters" in the SAI for more information.

Interest Rate Risk. Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. The Trust may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Expectations of higher inflation generally cause interest rates to rise. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Trust to effect sales at an advantageous time or without a substantial drop in price.

Credit/Default Risk. Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Trust will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel and incur additional costs.

Non-Investment Grade Securities Risk. The Trust may invest in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB+/BB+" or below by Moody's, S&P or Fitch, respectively), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. The Trust may invest up to 15% of its Managed

Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Trust enters into uncleared OTC transactions, the Trust will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Trust will sustain losses. If a counterparty becomes bankrupt, the Trust may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Trust's claim is unsecured, the Trust will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust. These risks may also apply to the Trust's securities lending activities.

Regulation as a "Commodity Pool". The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Trust pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the "CFTC"). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Trust, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended ("CEA") (other than positions entered into for hedging purposes) may not exceed five percent of the Trust's liquidation value or, alternatively, the net notional value of the Trust's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Trust's liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Trust and is required to register as a "commodity pool operator," it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Trust, which may increase the Trust's expenses.

Failure of Futures Commission Merchants and Clearing Organizations. The Trust may deposit funds required to margin open positions in derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Trust's clearing broker. In addition, the assets of the Trust may not be fully protected in the event of the clearing broker's bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Trust would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities. During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Equity-Linked Notes. Equity-linked notes ("ELNs") are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk. Additionally, because the Trust may use ELNs as an alternative or complement to its options strategy, the use of ELNs in this manner would expose the Trust to the risk that such ELNs will not perform as anticipated, and the risk that the use of ELNs will expose the Trust to different or additional default and counterparty risk as compared to a similar investment executed in an options strategy.

PIPEs Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Trust may bear the price risk from the time of pricing until the time of closing. The Trust may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Trust may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Trust to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Trust to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Trust's use of the resale registration statement if the issuer is pursuing a transaction or some other material nonpublic event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Venture Capital Investments Risk. The Trust may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Trust may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Trust. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

ETFs Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Trust could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leverage Risk. The Trust intends to use financial leverage for investment purposes. The Trust may issue preferred shares, borrow money and/or issue debt securities ("traditional leverage"). The Trust intends to use traditional leverage through a credit facility representing up to 20% of the Trust's Managed Assets. In addition, the Trust may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). Furthermore, at no time will the Trust's use of leverage, either through traditional leverage or effective leverage, exceed 30% of the Trust's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Trust's option strategy and use of derivatives for hedging purposes will not be counted toward the Trust's limit on the use of effective leverage or in the overall 30% leverage limitation.

The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV, market price and distributions of the Trust and the asset coverage for preferred shares, if any. Such volatility may increase the likelihood of the Trust having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Trust is utilizing leverage, a decline in NAV could affect the ability of the Trust to make distributions and such a failure to pay dividends or make distributions could result in the Trust ceasing to qualify as a regulated investment company under the Code, as amended.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the Shareholders; the effects of leverage in a declining market, which are likely to cause a greater decline in the NAV of the shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the shares. If the Trust uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Trust did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common Shareholders, as only the Trust's common Shareholders would bear the fees and expenses incurred through the Trust's use of leverage, including the issuance of preferred shares, if any. Leverage may increase operating costs, which may reduce total return.

Effects of Leverage

Assuming that leverage will represent approximately 20% of Managed Assets and that the Trust will bear expenses relating to that leverage at an annual cost of 1.00%, Trust performance before leverage (net of expenses) must exceed 0.2% in order to cover the expenses specifically related to the Trust's use of leverage. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

As of September 30, 2020 and the most recently signed line of credit agreement, the Trust projects an annual leverage expense of 0.96%. The Trust had $120,000,000 of funds drawn on its line of credit which was 22.0% of Managed Assets as of September 30, 2020.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total returns from an investment in the Trust assuming investment portfolio returns before leverage of (10)%, (5)%, 0%, 5% and 10%. The table further reflects the use of leverage representing 20% of the Trust's Managed Assets and the Trust's currently projected annual leverage expense of 1.00%.

Assumed Trust Return Before Leverage (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Assumed Trust Return Inclusive of Leverage	(12.75)%	(6.50)%	(0.25)%	6.00%	12.25%

Assumed Trust performance before and inclusive of leverage are hypothetical and are pro-vided to assist investors in understanding the effects of leverage. Actual performance experienced by the Trust may be lesser or greater than that shown above.

Restricted Securities and Valuation Risk. Some of the Trust's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Trust's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Trust's portfolio, such Restricted Securities in the Trust's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Trust's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Trust makes.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Trust's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Anti-Takeover Provisions Risk. The Trust's Amended and Restated Declaration of Trust ("Declaration of Trust"), dated March 5, 2015, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Healthcare Companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in restricted securities under certain conditions. The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Trust from engaging in certain transactions involving its "affiliates," including, among others, the Trust's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.

Government Intervention. Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust's ability to achieve its investment objective

Market Disruption and Geopolitical Risk. The value of your investment in the Trust is based on the market prices of the securities the Trust holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Trust owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Trust's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Trust service providers and/or the Trust's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Trust cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Trust.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Trust's investments and other operations. The value of the Trust's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Trust.

Potential Conflicts of Interest Risk. The Investment Adviser's investment team is responsible for managing the Trust as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Trust and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk. The Trust may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

THE TRUST

Board of Trustees

Under the Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, the Trust's business and affairs are managed under the direction of its Board. Investment decisions for the Trust are made by the Investment Adviser, subject to any direction it may receive from the Board, which periodically reviews the Trust's investment performance. The SAI includes additional information about the members of the Board and is available, without charge, upon request, by calling the Information Agent at [  ].

Investment Adviser

Tekla Capital Management LLC, a limited liability company formed under the laws of the State of Delaware, serves as the Investment Adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 100 Federal Street, 19th Floor, Boston, MA 02110. The Investment Adviser is owned by Daniel R. Omstead and Mary N. Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary N. Omstead is Dr. Omstead's wife.

The Investment Adviser also provides investment advisory services to other closed-end investment companies, HQH HQL and THQ, which invest in companies in the healthcare and life sciences industries. As of [ ], 2021, the Investment Adviser had assets under management of over $[ ].

The investment advisory agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business.

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust's portfolio in accordance with the Trust's investment objective and policies as stated in the Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the NAV of Shares of the Trust, internal auditing services, and other clerical services in connection therewith, and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the Commission and state securities authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Investment Adviser For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to 1.00% of the average daily value of the Trust's Managed Assets.

A discussion regarding the basis for the Trust’s Board approval of the Advisory Agreement is available in the Fund’s semi-annual report for the six months ended March 31, 2020.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are "affiliated persons" of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its "affiliated persons." Under the Advisory Agreement, the Trust must pay (or, if Trust expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, share certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, the Commission, and Financial Industry Regulatory Authority, Inc. ("FINRA") fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons," accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Trust's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Portfolio Management

Currently Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of the team that analyzes investments on behalf of the Investment Adviser. The team's business experience for at least the last five years is included below. Dr. Omstead exercises ultimate decision-making authority with respect to investments.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the Investment Adviser since 2001. He is also President of the Trust, HQL, HQH and THQ and serves on their Valuation Committees. Prior to joining the Investment Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company developing therapies in the field of regenerative medicine. In 2000, Reprogenesis was merged with two other biotech companies to form Curis, Inc. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development at Cytotherapeutics, Inc., a public biotech company that developed CNS therapies. Before entering the biotech industry, Dr. Omstead was employed for 14 years in the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson and at Merck Sharpe & Dohme Research Laboratories, a division of Merck & Company, Inc. While at Johnson & Johnson, Dr. Omstead participated in the development of Orthoclone OKT3 , Eprex /Procrit and other biological products. While at Merck, he worked on the development of Recombivax , Mefoxin , Heartguard and other traditional drug products. Dr. Omstead holds a Ph.D. and Master's Degree in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

Jason Akus is responsible for investment research and due diligence in the Medical Device, Diagnostic, and Biopharmaceutical areas. He joined the Investment Adviser in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of Healthcare IT companies.

Timothy Gasperoni joined the Investment Adviser in March 2015. Previously he was a Senior Analyst and Founding Member of Sabby Capital, a public and private equity fund focused on biotechnology and medical devices. Dr. Gasperoni was head of Sabby's research function and led the firm's venture investment arm. Previously, Dr. Gasperoni was a Partner and Senior Analyst at Crosswind Investments, LLC, a spin-off of Cowen & Co that managed small- and mid-cap growth funds. During Dr. Gasperoni's tenure at the firm, the funds outperformed their respective benchmarks by over 2500 basis points. Prior to Crosswind, Dr. Gasperoni was the Senior Analyst at Andesite, LLC, a healthcare-dedicated long-short fund. He led the firm's research function and was responsible for all syndicate transactions. Prior to his career in financial services, Dr. Gasperoni served in consulting, operating, and scientific roles in the biopharmaceutical industry. Dr. Gasperoni holds a B.A. from Swarthmore College, an M.A. from the University of Pennsylvania, a Ph.D. in Neuroscience from UCLA, and an MBA from MIT.

Henry Skinner joined the Investment Adviser in October of 2017. Previously, Dr. Skinner spent seven years at Novartis Services where he was Vice President and Deputy Head and Managing Director of the Novartis Venture Fund, leading the diligence and investments in innovative life-science companies. Prior to his roles at the Novartis Venture Fund, he was the Executive Director, Head Strategic Alliances at Novartis Institutes for Biomedical Research. Prior to working at Novartis, Dr. Skinner was the Chief Executive Officer at SelectX Pharmaceuticals, President and Chief Executive Officer at NeoGenesis Pharmaceuticals and also spent four years at Pfizer in the Technology Acquisitions and Operations group. Dr. Skinner holds a B.S. and M.S. in Biology/Biotechnology from Worcester Polytechnic Institute, an M.S. and Ph. D. in Microbiology from the University of Illinois and a Postdoctoral in Molecular and Human Genetics from Baylor College of Medicine.

Ashton Wilson joined the Investment Adviser in July of 2018. Previously, he was a Vice President at Goldman Sachs & Co. in equity derivative trading within the Securities Division for 6 years. Prior to that, Mr. Wilson was an equity derivative trader at Bank of America Merrill Lynch for 5 years. Mr. Wilson holds a B.S. in Finance from Virginia Tech.

Robert Benson joined the Investment Adviser in June 2016 as a Senior Analyst. Previously, Mr. Benson spent 12 years at State Street Global Advisors where he performed quantitative research for asset allocation, equities, and alternatives teams. Prior to that, Mr. Benson provided risk management and oversight of State Street Global Advisors equity portfolio managers and also has investment management experience at Putnam Investments and Summa Capital. Mr. Benson holds a B.S. in Management Science from MIT and a M.S. in Financial Engineering from the University of California, Berkeley and is a CFA and CAIA charterholder.

Jack Liu joined the Investment Adviser in August of 2019. Previously, Dr. Liu was a Research Analyst covering healthcare equity at Weatherbie Capital. Prior to that, he held summer research analyst positions at Fidelity Investments and King Tower Asset Management. Earlier in his career, Dr. Liu spent two years as a scientist at Synageva Biopharma leading analytical projects in various stages of drug discovery and development. Dr. Liu holds a B.S. in Biological Science from the Tsinghua University in Beijing, an MBA from the MIT Sloan School of Management and a Ph.D. in Chemistry from Northeastern University.

Chris Abbott joined the Investment Adviser in June of 2016 as a Senior Analyst. Previously, Mr. Abbott spent 8 years at Leerink Partners where he was a Vice President on the Equity Research team covering the Healthcare IT and Healthcare Supply Chain group. Mr. Abbott's research efforts also focused on Healthcare Strategy and Healthcare Policy during his time at Leerink. Mr. Abbott graduated from Hamilton College with a B.A. in Economics and a focus in Pre-Medical Studies.

Rich Goss joined the Investment Adviser in March 2018 as a Senior Analyst. Previously, Mr. Goss spent four years at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research teams. Prior to that, Mr. Goss spent six years as a Healthcare Analyst at Datamonitor and four years in market research in Leerink's MEDACorp division. Mr. Goss graduated from Cornell University with a B.A. in Biology.

The portfolio management team applies both bottom-up and top-down strategies in its investment process. A bottom-up strategy is taken on the company level where individual opportunities are evaluated in three fundamental bases as appropriate: the scientific basis, the market basis, and the financial basis. Scientifically, assets are evaluated on first principals; the market basis evaluates the regulatory and competitive landscape faced by each company; financial evaluation takes place through a variety of metrics relative to the subsector to which each company belongs. A top-down approach is taken on the level of sector allocation within the portfolio. The investment team divides healthcare into a number of subsectors and utilizes a battery of measures to identify relative value on a subsector basis. These measures include sector revenue multiples, earnings multiples, and forward growth estimates and prospects. To stay current, the investment team evaluates subsectors on a continually rotating basis and allocation flows are adjusted as appropriate.

For additional information regarding the portfolio management of the Trust, see "Investment Adviser and Investment Advisory Agreement — Portfolio Management" in the SAI.

Code of Ethics

The Board approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. See "Code of Ethics" in the SAI.

DESCRIPTION OF TRUST

The Trust is a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 5, 2015 pursuant to a Declaration of Trust governed by Massachusetts law and commenced operations on June 30, 2015. The Trust's Declaration of Trust was amended and restated as of May 18, 2015 ("Amended and Restated Declaration of Trust"). The Amended and Restated Declaration of Trust is referred to in this Prospectus as the "Declaration of Trust" unless the context requires otherwise. The Trust's principal offices are located at 100 Federal Street, 19th Floor, Boston, MA 02110.

The Trust's capitalization consists of an unlimited number of Shares of beneficial interest, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's By-laws and the rules of the NYSE.

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a classified Board of three classes, whereby one class of Trustees is elected each year.

There were [  ] Shares outstanding as of the Record Date. Assuming that all Rights are exercised pursuant to the Primary Subscription, an additional [  ] Shares will be issued. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

For information regarding risk factors pertaining to the Trust, see "Risk Factors."

As of [  ], 2021, to the best of the Trust's knowledge, and based solely on Schedule 13D/G filings made with the Commission, there was no person who controlled the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust intends to purchase and hold securities for capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate. The Trust may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Trust's portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of long-term portfolio securities by the average monthly value of the Trust's long-term portfolio securities. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Trust's performance. The Trust's portfolio turnover rate for the fiscal years ended September 30, 2020 and September 30, 2019 was 48.11% and 55.17%, respectively.

NET ASSET VALUE

The NAV of the Trust's Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies at least weekly.

NAV is calculated by dividing the Trust's total assets (the value of the securities held by the Trust plus any cash or other assets, including interest payable but not yet received) minus all liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) by the total number of Shares outstanding at such time. If any Preferred Shares are outstanding, net assets available for common Shareholders are determined by deducting from net assets the liquidation preference and any accrued dividends on the Preferred Shares.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at "fair value," as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR's and ADS's) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust's net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security's disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company's financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) with respect to certain Restricted Securities, the price of securities in a subsequent round of financing of an issuer in an arm's-length transaction, if the round includes a new third party investor.

Sometimes a "significant valuation event" may cause the market value of a security to differ from the fair market value of that security. A "significant valuation event" is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures described above. Such valuations and procedures will be reviewed periodically by the Board.

The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stage of development, valuation will typically be based upon the original cost to the Trust. This methodology will typically be used until significant developments affecting the portfolio company provide a basis for a change in valuation. The status of portfolio companies is monitored for progress against plan, advancement of the stage of product development, and other factors. When revenues and earnings are present they are monitored. Valuation changes are event driven. When an appropriate event occurs (e.g., the completion of a third party transaction or a significant change in business model) valuation is changed accordingly. In addition the Trust will typically base changes in valuation on actual transactions or on actual firm offers by sophisticated independent investors unaffiliated with the Adviser. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

DIVIDENDS AND DISTRIBUTIONS

For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income for each year. Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. "Investment company taxable income," as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust's expenses. See "Taxation — Distributions."

If the Trust is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the Preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company for U.S. federal income tax purposes, will be paid to the holders of the Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of the shares.

The Trust currently makes distributions in cash to its shareholders of all or a portion of its net investment income to Shareholders each month out of legally available funds. The Trust will pay Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Trust.

The Trust intends to pay any capital gains distributions at least annually. Pursuant to an exemptive order obtained from the Commission under Section 19(b) of the Investment Company Act, the Trust is permitted to distribute long-term capital gains to shareholders more than once per year.

The Trust's monthly distribution policy and the basis for establishing the rate of its monthly distributions may be changed at any time by the Board without Shareholder approval.

Various factors will affect the level of the Trust's income, including the asset mix, the performance of the companies represented in the Trust's portfolio, and the Trust's use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities.

Notices will be provided in accordance with Section 19(a) of the Investment Company Act.

The SEC exemptive order authorizing the adoption of the Trust's managed distribution policy requires the Trust to adhere to certain conditions with respect to public offerings. The SEC exemptive order requires that the Trust will not make a public offering of the Trust's Shares other than: (i) a rights offering that is below NAV to holders of the fund's common share; (ii) an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin off or reorganization of the fund; or (iii) an offering in which the fund's annualized distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV as of such date, is no more than 1 percentage point greater than the Trust's average annual total return for the 5-year period ending on such date and the transmittal letter accompanying any registration statement filed with the SEC in connection with the offering discloses that the Trust has an managed distribution policy exemptive order. The Offer will comply with the conditions of the SEC exemptive order.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Trust. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect (each, a "Participant" and collectively, "Participants"), dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Trust or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAY per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAY per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent's broker) will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. The per Share purchase price for Open-Market Purchases will be the weighted average price of the Shares on the payment date. If, before the Plan Agent has completed its Open-Market Purchases, the market price per Share exceeds the NAV per Share, the average per Share purchase price paid by the Plan Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the Dividend had been paid in Newly Issued Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment and Stock Purchase Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Shares at the NAV per Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

Each Participant can voluntarily purchase additional Shares at any time through the Plan Agent. The Plan Agent will purchase additional Shares through Open-Market Purchases. The minimum investment under this option is $50. To make an investment online, participants may log on to www.computershare.com/investor, in order to authorize recurring automatic monthly deductions from a U.S. bank account or a one-time online bank debit from a U.S. bank account. Participants may also make optional cash investments in Shares by sending a check in U.S. dollars and drawn against a U.S. bank to the Plan Agent along with a completed transaction form appended to each statement received from the Plan Agent. The Plan Agent will not accept cash, traveler's checks, money orders or third party checks. The Plan Agent will purchase whole and fractional Shares to equal each amount a Participant invests, less any applicable fees. Each optional cash investment by check or one-time online bank debit will entail a transaction fee of $5.00 plus $0.05 per Share purchased. If funds are deducted monthly and automatically from a U.S. bank account, for each debit the transaction fee is $2.50 plus $0.05 per Share purchased. Shares will be purchased by the Plan Agent at least monthly. The transaction will occur within five (5) business days after a Participant's funds are received by the Plan Agent, assuming the applicable market is open for trading. If due to unusual circumstances, the Plan Agent is unable to purchase Shares from optional cash payments within 35 days, the Plan Agent will return such funds by check. If any Participant's check for an optional cash payment is returned unpaid for any reason, or an authorized electronic funds transfer is rejected, the Plan Agent will consider the request for the investment of such funds null and void. The Plan Agent will immediately remove from the Participant's Plan account those Shares, if any, purchased upon the prior credit of such funds and will immediately sell such Shares. The Plan Agent will also sell any additional Shares from the Participant's Plan fee account as necessary to cover any costs, losses or fees. Participants will be charged $25.00 for each returned check or rejected electronic funds transfer.

The Plan Agent maintains all Participants' accounts in the Dividend Reinvestment and Stock Purchase Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent's name or the Plan Agent's nominee. Each shareholder proxy will include those Shares purchased or received pursuant to the Dividend Reinvestment and Stock Purchase Plan. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for Shares held under the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of the Participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Dividend Reinvestment and Stock Purchase Plan on the basis of the number of Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Dividend Reinvestment and Stock Purchase Plan.

Any stock dividends or split of Shares distributed by the Trust on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Trust makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant elects by telephone, internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the Participant, the Plan Agent will process all sale instructions received no later than five (5) business days after the date on which the order is received. Such sale will be made through the Plan Agent's broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each Participant shall be the weighted average sale price obtained by the Plan Agent's broker net of fees for each aggregate order placed by the Plan Agent and executed by the broker. To maximize cost savings, the Plan Agent will seek to sell Shares in round lot transactions. For this purpose the Plan Agent may combine a Participant's Shares with those of other selling Participants.

Each Participant may terminate his or her account under the Plan by notifying the Plan Agent by telephone, through the internet or in writing prior to the dividend record date. Such termination will be effective immediately if received by the Plan Agent prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Trust's whole book-entry Shares and a check for the cash adjustment of any fractional share at the then current market value per Share less any applicable fees.

The Trust reserves the right to amend or terminate the Plan upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Trust. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Trust.

All correspondence from a registered owner of Shares concerning the Dividend Reinvestment and Stock Purchase Plan should be directed to the Plan Agent at Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170, with overnight correspondence being directed to the Plan Agent at Computershare Trust Company, N.A, 211 Quality Circle, Suite 210, College Station, TX 77845; by calling 1-800-426-5523; or through the Plan Agent's website at www.computershare.com/investor. Participants who hold their Shares through a broker or other nominee should direct correspondence or questions concerning the Dividend Reinvestment and Stock Purchase Plan to their broker or nominee.

TAXATION

The following discussion is based upon the advice of Dechert LLP, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each Shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.

Taxation of the Trust

The Trust intends to qualify and has elected to be treated each taxable year as a regulated investment company ("RIC") under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

Distributions

Dividends paid from Investment Company taxable income generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income (including distributions of net short-term capital gains), if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the Shareholder elects payment in cash.

A portion of the dividends paid by the Trust may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Trust and the Shareholder. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and distributions from certain non-U.S. corporations.

If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction provided that certain holding period and other requirements are met by both the Trust and the corporate shareholder.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses designated by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the Shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations.

Each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the Shareholder's hands and generally will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. You should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income"

(in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 28% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. Shareholder accounts.

This is a brief summary of some of the tax laws that affect an investment in the Trust. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. Please see the SAI and a tax adviser for further information.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is One Lincoln Street, Boston, MA 02111. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the "Administrator") serves as administrator to the Trust pursuant to an administration agreement between the Administrator and the Trust (the "Administration Agreement"). Under the Administration Agreement the Trust's assets are combined with assets of HQL, HQH and THQ. The combined assets are charged fees computed and payable monthly at an annual rate of (i) [ ] % of the first $[ ] million; (ii) [ ]% of the next $[ ] million; and (iii) [ ]% on assets in excess of $[ ] million, subject to annual minimum fee of $[ ]. The Administrative Agreement covers administrative costs including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Trust's Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.]

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Trust by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110.

EXPERTS

The Trust's financial statements as of and for the fiscal year ended September 30, 2020, incorporated by reference in the SAI, have been incorporated in reliance on the report of [ ], an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS

The Trust will send unaudited semiannual reports and audited annual reports, including a list of investments held, to Shareholders.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information filed by the Trust can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission, 100 F Street, NE, Washington, D.C. 20549. The Trust's Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Trust can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Trust with the Commission under the Securities Act and the Investment Company Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Trust to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Trust nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Trust undertakes to supplement this Prospectus to reflect any material changes to the Trust after the date of this Prospectus.

 The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED JANUARY 8, 2021

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF ADDITIONAL INFORMATION

[  ], 2021

Tekla World Healthcare Fund (the "Trust") is a non-diversified, closed-end management investment company. The Trust's investment objective is to seek current income and long-term capital appreciation. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets (as defined below) in U.S. and non-U.S. companies engaged in the healthcare industry ("Healthcare Companies") including equity securities and debt securities. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust's 80% policy may only be changed with 60 days' prior notice to the Trust's shareholders ("Shareholders"). The Trust will concentrate its investments in the healthcare industries. No assurance can be given that the Trust will achieve its investment objective.

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser (defined below) determines, in its discretion, whether a company is a Healthcare Company.

Under normal market conditions, the Trust expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Trust may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries ("Emerging Markets"). The Trust may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.

The Trust expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Trust will invest in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Trust may invest up to 30% of its Managed Assets in convertible securities which may include securities that are non-investment grade. The Trust may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB+ by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Trust's investments in non-investment

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grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Trust may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps, options on swaps and other derivatives. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders and will be limited to 30% of the Trust's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust's option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives.

The Trust may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity ("PIPEs") and venture capital investments.

The Trust may invest up to 20% of its Managed Assets in real estate investment trusts that derive their income from the ownership, leasing, or financing of properties in the healthcare sector ("Healthcare REITs").

The Trust may from time-to-time lend its portfolio securities. In addition, the Trust may, to a limited degree, enter into when-issued and delayed delivery transactions, forward foreign currency contracts and repurchase agreements. Under normal market conditions, the Trust does not intend to engage in such practices.

The Trust's investment adviser is Tekla Capital Management LLC (the "Investment Adviser").

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated [ ], 2021 (the "Prospectus"), and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest ("Shares") of the Trust, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling the Information Agent at [ ]. This SAI incorporates by reference the entire Prospectus.

The Trust's annual report may be obtained upon request and without charge by calling toll free (617) 772-8500.

The Prospectus and this SAI omit certain of the information contained in the Trust's registration statement filed with the Securities and Exchange Commission (the "Commission"). Information about the Trust can be reviewed on the Commission's Internet site at www.sec.gov.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objectives and Policies" and "Risk Factors." Additional information concerning certain of the Trust's investments, investment techniques and investment restrictions is set forth below. The Trust may utilize the following investment practices:

Healthcare Companies

The Trust expects to invest in U.S. and non-U.S. equity and debt securities of companies in the healthcare industry, including, but not limited to, biotechnology, pharmaceutical, medical devices and healthcare services companies. These investments are designed to take advantage of recent developments in certain healthcare sectors. For example, demographic changes are driving an increase in medical products due to the high growth rate of the population of Americans age 65 and older. Recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients' lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. The Investment Adviser also believes that the following trends have investment potential: (i) biopharmaceuticals, including products for novel targets; (ii) treatments for orphan and ultra-orphan (i.e., rare and extremely rare) diseases, including gene therapy; (iii) specialty pharmaceuticals; (iv) generic pharmaceuticals; (v) novel medical devices; (vi) life sciences tools and diagnostics; and (vii) products that will benefit from changes in the regulatory landscape.

Healthcare Companies provide multiple diverse investment opportunities in a number of subsectors including, but not limited to, the following: (i) pharmaceuticals, which includes large and small pharmaceutical, specialty pharmaceutical and generic drug companies; (ii) biotechnology, which includes companies engaged in research into, and development of, biological substances for the purposes of drug discovery and diagnostic development; (iii) managed care, which is a segment that represents HMOs and insurers; (iv) life sciences and tools, which includes research organizations that help design and run clinical trials, as well as life sciences research tools companies that offer instruments, reagents and services to scientists in academic, BioPharma and applied market laboratories; (v) healthcare technology, which include companies involved in automating various processes for hospitals and HMOs; (vi) healthcare services, which includes pharmacy benefits managers, alternative site care providers and laboratory services companies; (vii) healthcare supplies, which include companies that provide products such as tubes and bandages used every day in healthcare facilities and laboratories; (viii) healthcare facilities, which include hospitals and other brick and mortar facilities used to treat patients; (ix) healthcare equipment, which include medical diagnostic and device companies; (x) healthcare distributors, which distribute drugs and products to patients, hospitals and other facilities; and (xi) healthcare REITs, which are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Equity Securities

The Trust expects to invest 60-90% of its Managed Assets in equity securities, which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock. Common stock represents shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Trust may invest in preferred stocks, which represent shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are "cumulative," meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are "participating" and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

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Debt Securities

The Trust may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba1 or lower by Moody's, BB+ or lower by S&P, or BB+ by Fitch or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. To the extent the Trust invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Trust's investments in debt securities with longer terms to maturity are subject to greater volatility than the Trust's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's net asset value ("NAV").

Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Trust may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Trust may invest in deposits in U.S. and European banks satisfying the standards set forth above.

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Foreign Securities

The Trust will invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Trust's investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Trust may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Trust may be subject to currency exposure independent of its securities positions. To the extent that the Trust is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter ("OTC") markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Trust endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

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Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Trust's assets are uninvested and no return is earned on such assets. The inability of the Trust to make intended security purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Trust due to subsequent declines in value of the portfolio securities or, if the Trust has entered into a contract to sell the securities, in possible liability to the purchaser.

The Trust may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), European depositary receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Trust acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Trust would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Trust may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Trust may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Investing in Europe. The Trust may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state's actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Trust has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union ("EMU") imposes for membership. Europe's economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Investing in Canada. The Trust may invest in issuers located in Canada or that have significant exposure to the Canadian economy. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and therefore the Canadian economy is very dependent on the supply and demand for natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as the United States is Canada's largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. Past periodic demands by the Province of Quebec

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for sovereignty have also significantly affected equity valuations and foreign currency movements in the Canadian market.

Investing in Emerging Countries. The securities markets of emerging countries ("Emerging Markets") are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Markets issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Markets issuers than is available about issuers in the United States.

Emerging Markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Markets securities may also affect the Trust's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain Emerging Markets, antiquated or poorly established legal systems may have an adverse impact on the Trust. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in Emerging Markets may not be fully developed. To the extent the Trust invests in emerging markets, Trust assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in Emerging Markets is restricted or controlled to varying degrees. These restrictions may limit the Trust's investment in Emerging Markets and may increase the expenses of the Trust. Certain Emerging Markets require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from Emerging Markets may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Trust. The Trust may be required to establish special custodial or other arrangements before investing in certain Emerging Markets.

Emerging Markets may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social

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conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Trust may invest and adversely affect the value of the Trust's assets. The Trust's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Trust may seek investment opportunities within former "Eastern bloc" countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of Emerging Markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other Emerging Markets, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many Emerging Markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Markets are vulnerable to weakness in world prices for their commodity exports.

The Trust's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

From time to time, certain of the companies in which the Trust may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Trust would be indirectly subject to those risks.

REITs

The Trust may invest up to 20% of its Managed Assets in Healthcare REITs. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Trust will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests. Healthcare REITs are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Derivatives

The Trust may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Trust's investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, among others, options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), and options on swaps. Positions in these financial instruments may expose the Trust to an obligation to another party. The Trust will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market

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daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Trust will comply with Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

The Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust's Shareholders and will be limited to 30% of the Trust's Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Trust writes a covered put option, the Trust has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option's exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Trust that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Trust and may result in the Trust holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust's option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Trust performance.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Trust's derivative transactions, and cause the Trust to lose value. For instance, the Commission has adopted new regulations related to a registered investment company's use of derivatives and related instruments. These regulations may significantly impact the Trust's ability to invest in derivatives and other instruments, limit the Trust's ability to employ certain strategies that use derivatives and/or adversely affect the Trust's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Initial Public Offerings

The Trust may invest a portion of its assets in shares of IPOs, if consistent with the Trust's investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as such fund's asset size increases, which could reduce such fund's returns. IPOs may not be consistently available to the Trust for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Trust may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the holders of Shares. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Convertible Securities

The Trust may invest up to 30% of its Managed Assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common

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stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its conversion value (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Trust is called for redemption, the Trust will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Trust's ability to achieve its investment objective, which, in turn, could result in losses to the Trust. To the extent that the Trust holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Trust may, consistent with its investment objective, hold such common stock in its portfolio.

In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Trust's investment policies.

Restricted Securities

The Trust may invest up to 10% of its Managed Assets in U.S. securities and other U.S. financial instruments that are not registered or that are offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act, PIPEs and venture capital investments.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Pooled Investment Vehicles

The Trust may invest in securities of pooled investment vehicles, including other investment companies, ETFs and exchange-traded notes ("ETNs"). The Trust will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Trust. The Trust's investments in pooled investment vehicles are subject to statutory limitations prescribed by the Investment Company Act, including in certain circumstances a prohibition on the Trust acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Trust's total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Trust) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Trust may rely on these exemptive orders it invest in unaffiliated ETFs. Under an exemptive rule adopted by the Commission, the Trust may invest in certain other investment companies and money market funds beyond the statutory limits described above.

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The Trust may purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF's shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF's shares may trade at a premium or discount to the ETF's NAY; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Trust's shares could also be substantially and adversely affected.

Options on Securities and Securities Indices

Writing Covered Options. The Trust may write (sell) covered call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Trust may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the OTC market. A call option written by the Trust obligates the Trust to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the "exercise price") on a certain date in the future (the "expiration date") or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Trust pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Trust as the seller of the call option. The Trust can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Trust. All call options written by the Trust are covered, which means that the Trust will own the securities subject to the option as long as the option is outstanding or the Trust will use the other methods described below. The Trust's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Trust may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Trust would obligate the Trust to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by the Trust would be covered, which means that the Trust will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Trust. However, in return for the option premium, the Trust accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In the case of a call option, the option is "covered" if the Trust owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Trust holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Trust segregates liquid assets in the amount of the difference. A put option is also covered if the Trust holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Trust segregates liquid assets in the amount of the difference. The Trust may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

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Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Trust) upon conversion or exchange of other securities in its portfolio. The Trust may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.

The Trust may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under OTC options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Trust may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Trust may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Trust may purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or other instruments of the type in which it may invest ("protective puts"). The purchase of a call option would entitle the Trust, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Trust would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Trust would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Trust's securities. Put options may also be purchased by the Trust for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Trust would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Trust is unable to effect a closing purchase transaction with respect to covered options it has written, the Trust will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Trust may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Trust in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Trust's investment portfolio, the Trust may incur losses that it would not otherwise incur. The writing of options could increase the Trust's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Futures Contracts and Options and Swaps on Futures Contracts

Futures Contracts. The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust may purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price and at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price and at a specified future time.

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 1% to approximately 10% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to the market."

Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor's obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust's ability to establish and close out positions in futures contracts and options on futures

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contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Trust may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Trust for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Trust anticipates purchasing or selling a foreign security. For example, this technique would allow the Trust to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Trust's existing holdings of foreign securities. There may be, however, an imperfect correlation between the Trust's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Trust's investment objective, such as when the Trust's Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Trust's portfolio. There is no requirement that the Trust hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust. In addition, the Trust will be exposed to credit risks with regard to counterparties with which it trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Trust.

Equity Swaps

The Trust may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Trust the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Trust may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Trust on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Trust on the notional amount. In other cases, the counterparty and the Trust may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Trust will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments.

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Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Trust is contractually obligated to make. If the other party to an equity swap defaults, the Trust's risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Trust's exposure, the Trust and the Investment Adviser believe that such transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Trust's borrowing restrictions under the Investment Company Act but will count them against the Trust's overall leverage limit.

The Trust will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Trust's ability to enter into certain swap transactions may be limited by tax considerations.

Index Swaps, Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Trust may enter into index, interest rate, credit and total return swaps for both hedging purposes and to seek to increase total return. As examples, the Trust may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way. The Trust may also enter into interest rate caps, floors and collars. The Trust may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a "basket" of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Trust posts initial and variation margin by making payments to its clearing member FCMs.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Trust with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Trust incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Trust will enter into interest rate, total return, credit and index swaps on a net basis, which means that the two

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payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and index swaps is normally limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to a bilateral swap agreement defaults, the Trust's risk of loss consists of the net amount of interest payments that the Trust is contractually entitled to receive.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Trust. The protection "buyer" in a credit swap is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Trust may be either the protection buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Trust generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

If a credit event occurs, the value of any deliverable obligation received by the Trust as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Trust.

To the extent that the Trust's exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying on its books cash or liquid assets or is covered by other means in accordance with Commission guidance, the Trust and the Investment Adviser believe that the transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Trust's borrowing restrictions under the Investment Company Act but will count them against the Trust's overall leverage limit.

The Trust will not enter into bilateral transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto (with respect to bilateral swap transactions) is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which creates effective leverage and involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When-Issued and Delayed Delivery Transactions

The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis. "When-issued" securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. "Delayed delivery" transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such

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purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will maintain with its custodian a segregated account consisting of liquid securities, which may include cash, obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), debt obligations or equity securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust's other assets.

Repurchase Agreements

A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust's cost and interest). It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements create effective leverage. If the securities held by the Trust decline in value while these transactions are outstanding, the NAY of the Trust's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Trust (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Trust will decline below the price the Trust is obligated to pay to repurchase the securities, and that the securities may not be returned to the Trust.

The Trust may "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Trust's obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, and the Trust's use of leverage through reverse repurchase agreements will not be limited by the Investment Company Act, although it will be limited by the Trust's overall limitation on leverage as described in the Prospectus. However, the Trust's use of leverage through reverse repurchase agreements will be considered to be financial leverage for purposes of determining compliance with the Trust's maximum overall leverage levels approved by the Board. The Trust's use of leverage through reverse repurchase agreements may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that

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the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Trust's Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Short Sales

The Trust may engage in short sales and short sales against the box in an amount not to exceed 5% of Managed Assets. Short sales are transactions in which the Trust sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Trust must borrow the security to make delivery to the buyer. The Trust then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Trust. Until the security is replaced, the Trust is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Trust also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales, which will be borne solely by the Trust's common Shareholders.

The Trust will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the borrowed security. The Trust will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Trust may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Trust replaces a borrowed security in connection with a short sale, the Trust will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Trust will be able to close out a short position at any particular time or at an acceptable price. During the time that the Trust is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Trust is unable to borrow the same security from another lender. If that occurs, the Trust may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Trust may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Trust may enter into a short sale against the box, for example, to lock in a sales price for a security the Trust does not wish to sell immediately. If the Trust sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Trust effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Trust closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Trust may effect short sales.

Preferred Stock, Warrants and Stock Purchase Rights

The Trust may invest in preferred stock, warrants and stock purchase rights (or "rights"). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after creditors and other debt holders. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be

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entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are securities/contracts that are similar to options but with different terms that entitle the holder to buy equity securities at a specific price for a specific period of time. The Trust will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Trust. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Notes ("ETNs")

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Trust's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Unseasoned Companies

The Trust may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with a longer and more established operating history.

U.S. Government Securities

The Trust may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Although U.S. Government securities issued directly by the U.S. Government are guaranteed by the U.S. Treasury, other U.S. Government securities issued by an agency or instrumentality of the U.S. Government may not be. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Custodial Receipts and Trust Certificates

The Trust may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Trust may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Trust will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Trust may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Trust would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Trust could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would have been involved if the Trust had purchased a direct obligation of the issuer. In

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addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the "IRS") has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Investment Grade Securities

The Trust may invest may invest up to 20% of its Managed Assets in non-convertible bonds rated BB+ or below by S&P, Ba1 or below by Moody's, or BB+ by Fitch or comparable rated and unrated securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody's and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. These bonds are commonly referred to as "junk bonds" and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. Non-investment grade securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, non-investment grade securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's, Aaa, Aa, A or Baa by Moody's, or AAA, AA, A, or BBB by Fitch). Analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of higher quality debt securities, and the ability of the Trust to achieve its investment objective may, to the extent of its investments in non-investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Trust were investing in higher quality securities.

The market values of non-investment grade securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of non-investment grade securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of high-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for non-investment grade securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of non-investment grade securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates.

Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's NAY.

The risk of loss from default for the holders of non-investment grade securities is significantly greater than is the case for holders of other debt securities because non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Trust in already

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defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Trust may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Trust may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Trust in respect of accrued interest income on securities which are subsequently written off, even though the Trust has not received any cash payments of such interest.

The secondary market for non-investment grade securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for non-investment grade securities is generally lower than that of higher rated securities. The secondary market for non-investment grade securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Trust to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAY of the Trust. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the non-investment grade securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for non-investment grade securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. Non-investment grade securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the Trust may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Trust experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of non-investment grade securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer's existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Trust's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Trust may continue to hold the security if the Investment Adviser believes it is in the best interest of the Trust and its Shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Trust's NAV to the extent it invests in such investments. In addition, the Trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Loans of Portfolio Securities

The Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 30% of the Trust's Managed Assets. Under

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applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it is entitled to receive substitute payments in the amount of any dividends or interest on the loaned security and also receive one or more of: (1) a negotiated loan fee; (2) interest on securities used as collateral for the loan; or (3) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder's, custodian and administrative fees. The terms of the Trust's loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"), such as providing that the Trust may terminate the loan upon no more than five days' notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from a delay in the Trust's ability to recover such securities in a timely manner; (5) the inability of the Trust to reacquire the loaned securities; and (6) counterparty risk.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares. As used in this SAI, a "majority of the Trust's outstanding Shares" means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (2) more than 50% of the outstanding Shares. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings), all percentage limitations apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market conditions does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Trust may not:

1.                   Invest 25% or more of its Managed Assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); except that the Trust will invest more than 25% of its Managed Assets in companies conducting their principal business in healthcare industries.

2.                   Purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of "physical" commodities; the Trust may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, ETNs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

3.                   Purchase or sell real estate; although the Trust may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities, and may hold and sell real estate acquired by the Trust as a result of the ownership of securities.

4.                   Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities law. See "Portfolio Transactions and Brokerage."

5.                   Issue senior securities to the extent such issuance would violate applicable law.

6.                   Borrow money, except as permitted by the Investment Company Act, or interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction.

7.                   Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust, except as may be necessary in connection with permitted borrowings under 6 above.

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8.                   Make loans of money, except (a) by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies, or (b) as may otherwise be permitted by the Investment Company Act, as amended from time to time, the rules and regulation promulgated by the Commission under the Investment Company Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time. The Trust reserves the authority to enter into repurchase agreements, reverse repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act.

In addition, the Trust has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the "Board") without shareholder approval:

1.                     The Trust, under normal circumstances, will have at least 80% of its Managed Assets invested in Healthcare Companies. This investment policy may only be changed with 60 days' prior notice to Shareholders.

2.                     The Trust may invest up to 10% of the Trust's Managed Assets in Restricted Securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. Other than the restrictions identified above as fundamental, the Trust's investment objective, policies and restrictions may be changed without Shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for general oversight of the Trust rests with the Board. The Board is comprised of seven individuals, six of whom are not "interested persons" of the Trust (as that term is defined in Section 2(a)(19) of the Investment Company Act) ("Independent Trustee"). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust's management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established Audit, Governance and Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Trust. All of the members of these Committees are Independent Trustees, except for Dr. Omstead, who serves on the Valuation Committee. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

The Trust is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Investment Adviser and the officers of the Trust are responsible for managing these risks on a day-to-day basis, the Board has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with the Trust's Chief Compliance Officer, the Trust's independent public accounting firm, and legal counsel to the Trust. These interactions include discussing the Trust's risk management and controls with the independent registered public accounting firm engaged by the Trust, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Trust's Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust's risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

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The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

The Trust's Declaration of Trust provides that the Trust will indemnify Trustees and officers and may indemnify employees and agents of the Trust against liabilities and expenses incurred in connection with claims or litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust or the By-laws of the Trust protects or indemnifies a Trustee, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The names of the Trustees and officers of the Trust, their addresses, ages and principal occupations during the past five years, and, in the case of the Trustees, their positions with certain other organizations and publicly-held companies, are provided in the tables below. Trustees that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser are included in the table titled "Interested Trustees." Trustees who are not interested persons as described above are referred to as Independent Trustees. The Trust and Tekla Healthcare Investors ("HQH"), Tekla Life Sciences Investors ("HQL"), and Tekla Healthcare Opportunities Fund ("THQ"), other closed-end investment companies advised by the Investment Adviser, are the only four portfolios in the "Fund Complex." Each Trustee also serves as a trustee for HQL, HQH and THQ.

Trustees

NAMES, ADDRESSES(1) AND DATES OF BIRTH	POSITION WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN TRUST COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES:

Jeffrey A. Bailey 4/1962	Trustee since 2020	CEO, IlluminOss Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2018); Director, Madison Vaccines, Inc. (since 2018); Director, BioDelivery Systems, Inc. (since 2020).	4

Rakesh K. Jain, Ph.D. 12/1950	Trustee since 2015	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).	4

Thomas M. Kent, CPA 6/1953	Trustee since 2017	Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).	4

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Oleg M. Pohotsky, M.B.A., J.D. 3/1947	Trustee since 2015 Chairman since 2015	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).	4

William S. Reardon, M.B.A. 6/1946	Trustee since 2015	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (2002-2019); Director, Synta Pharmaceuticals, Inc. (2004-2016).	4

Lucinda H. Stebbins, M.B.A., CPA 11/1945	Trustee since 2015	Independent Consultant, Deutsche Bank (2004-2015); Director, Solstice Home Care, Inc. (since 2014); Director, The Pointe at Pelican Bay (since 2019).	4

NAMES, ADDRESSES(1) AND DATES OF BIRTH	POSITION WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN TRUST COMPLEX OVERSEEN BY TRUSTEE

INTERESTED TRUSTEES:

Daniel R. Omstead, Ph.D.(3) 7/1953	President since 2015 Trustee since 2015	President of the Fund (since 2015), Tekla Healthcare Investors (HQH) (since 2001), Tekla Life Sciences Investors (HQL) (since 2001), Tekla Healthcare Opportunities Fund (THQ) (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013); Celladon Corporation (2012-2014); IlluminOss Medical, Inc. (2011-2020); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019); Decipher Biosciences, Inc. (2016-2018).	4

(1) The address for each Trustee is: c/o Tekla World Healthcare, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

(2) Each Trustee currently is serving a three year term.

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(3) Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940 through his position or affiliation with the Investment Adviser.

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Trust's Investment Adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Trust's Board and that of HQH, HQL and THW, public companies, or non-profit entities or other organizations.

Jeffrey A. Bailey: Mr. Bailey is a seasoned operational healthcare executive with over 30 years of leadership experience within the healthcare industry. Mr. Bailey has extensive business development and transactional expertise, with diverse leadership experiences in commercial and supply chain management, finance, business development and product development for various pharmaceutical medical device companies. Most recently, Mr. Bailey served as chief executive officer and director of IlluminOss Medical, Inc., a medical device company, from 2018 to 2020. From December 2015 until March 2017, Mr. Bailey served as chief executive officer of Neurovance, Inc., a biotechnology company. Previously, from January 2013 through June 2015, Mr. Bailey served as president and chief executive officer and as a director of Lantheus Medical Imaging, Inc., a public medical diagnostic company. Prior to 2013, Mr. Bailey held various leadership positions with several public and private pharmaceutical and medical device companies, including president and general manager at Novartis Pharmaceuticals, a multinational pharmaceutical company, and a 22-year career with Johnson & Johnson, multinational medical devices, pharmaceutical and consumer packaged goods manufacturing company. Mr. Bailey also has extensive board member experience, having previously served on boards of directors for eight companies. Mr. Bailey currently serves as a director for Aileron Therapeutics Inc., Madison Vaccines, Inc., and BioDelivery Systems, Inc. Mr. Bailey holds a BA in business administration from Rutgers University.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the A. W. Cook Professor of Radiation Oncology (Tumor Biology) at Harvard Medical School and the Director of the E. L. Steele Laboratories of Tumor Biology at Massachusetts General Hospital, providing each Fund with a valuable perspective on emerging life sciences technologies. Dr. Jain co-founded XTuit Pharmaceuticals, Inc. in 2012, where he also served as a board member until 2018. He serves on the Governance and Nominating Committee of each Fund. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 750 publications. He serves on advisory panels to government, industry and academia, and has served or continues to serve on editorial advisory boards of twenty journals, including Journal of Clinical Oncology and Nature Reviews Clinical Oncology. He has received more than 90 major awards and lectureships, including the United States National Medal of Science, a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute's Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of U.S. National Academies – the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences and is a member of both the National Academy of Investors and the American Academy of Arts and Sciences. In May 2016, Dr. Jain received the National Medal of Science from President Obama at the White House.

Thomas M. Kent, CPA: Mr. Kent was a Partner at PricewaterhouseCoopers, LLP, where he served the Investment Management Industry for over 30 years, 24 years as a Partner. In so doing, he worked with and for more than 20 different and distinct Investment Company Boards, and alongside several of those Boards' service providers, including Advisors, Custodians, Accounting Agents, Transfer Agents, Security Pricing Providers, Tax advisors and others. His clients included both large and small fund groups, with both open-end and closed-end fund structures. Therefore, he provides Trust with deep expertise in audit, valuation, operational and governance matters. He serves on both the Valuation Committee and the Audit Committee of each Fund. Mr. Kent also serves as a Director of

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Principal Global Investors Trust Co., and a Director of the New England Canada Business Council. Mr. Kent is a member of the American Institute of CPA's and the Massachusetts Society of CPA's where he serves on the Registered Investment Company Committee. He received his AB cum laude from Harvard College, where he majored in Economics and his MS in Accountancy from the Stern School of Business at New York University.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Tekla Capital Management LLC, a registered investment adviser that serves as investment adviser to the Funds. Dr. Omstead is also President of the Funds and serves on their Valuation Committee. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within each Fund. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of a portfolio company, IlluminOss Medical, Inc. Prior to joining the Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development, at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dr. Omstead was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharp and Dohme Research Laboratories, a division of Merck & Co., Inc. Dr. Omstead provides each Fund with insights into both pharmaceutical and biotech companies. Dr. Omstead holds Ph.D. and Master's Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University. He is an emeritus member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead was also a member of the Board of Trustees at the Joslin Diabetes Center.

Oleg M. Pohotsky, M.B.A., J.D.: Mr. Pohotsky is a corporate finance and investment professional with over fifty years of diversified experience gained both in industry and in financial markets. Mr. Pohotsky serves as Chairman of the Board of Trustees of each Fund and also serves as Chairman of each Fund's Valuation Committee and serves on each Fund's Governance and Nominating Committee. He has over 45 years of cumulative board experience in the full range of organization types: publicly-traded, privately-held, venture-backed and non-profit. He has also served as a director of a healthcare services company listed on the Nasdaq NMS where he was a member of the audit committee. In his various directorships he has also served on investment, compensation, personnel and executive committees. His career spanned over twenty years in the investment industry, both as an investment banker and as a venture capital and private equity investor, and included serving as chairman of the valuation and fairness opinion committee of a NYSE-member firm. Mr. Pohotsky also currently serves on the Board of Directors of Avangardco Investments Holdings, an LSE-listed agribusiness enterprise based in Ukraine, on the board of directors of the New America High Income Fund, Inc., a closed end fund investing in high yield securities on a leveraged basis and on the Board of Advisors of Kaufman & Co., LLC, a Boston-based boutique investment banking firm, and was affiliated with GovernanceMetrics International, Inc. as a Senior Advisor. He provides each Fund with valuable experience in valuation and the financial industry. Mr. Pohotsky holds a BSChE degree from Clarkson University, a JD degree from the University of Miami and MBA from the Harvard Business School. He has also been awarded an honorary doctorate by Clarkson University

William S. Reardon, M.B.A: Mr. Reardon's personal experience as a Life Science audit partner at PricewaterhouseCoopers LLP ("PwC"), with a broad spectrum of companies across the corporate life cycle from startup to successful product driven pharmaceutical companies, provides each Fund with a valuable perspective in analyzing life science company opportunities and in valuing the venture portion of the portfolio. Until 2002, Mr. Reardon was a business assurance partner in PwC's Boston office and leader of the Life Sciences Industry Practice for New England and the Eastern U.S., working closely with many of the Firm's public clients in SEC-registered equity, convertible and R&D limited partnership offerings and many initial public offerings. He serves on the Valuation Committee and as Chair of the Audit Committee of each Fund. From 1998-2000 he served on the Board of the Emerging Companies Section of the Biotechnology Industry Organization ("BIO") and from 2000 to 2002 he served on the Board of Directors of the Massachusetts Biotechnology Council ("MBC"). During his professional career, he was a frequent speaker at BIO conferences and MBC Industry meetings on issues affecting biotechnology companies. He also served as a board member and audit committee chair of a development-stage public company, Idera Pharmaceuticals from 2002 until March, 2019. Until 2018, Mr. Reardon was a member of the American Institute of CPAs and the Massachusetts Society of CPAs. He holds an MBA from Harvard Business School and a BA in East Asian History from Harvard College.

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Lucinda H. Stebbins, M.B.A., CPA: Ms. Stebbins brings to each Fund over thirty years experience working in the fund industry, providing valuable perspectives on a variety of technical and industry matters. She serves on the Audit Committee and as Chairman of the Governance and Nominating Committee of each Fund. She started her career with the investment management firm of Scudder, Stevens and Clark, which was later merged into the U.S. operations of Zurich Financial Services, and then finally acquired by Deutsche Bank. She served as a Senior Vice President at Scudder Investments and subsequently as a Director at Deutsche Asset Management and was an officer of approximately 200 funds in these complexes. Ms. Stebbins' expertise is in the accounting, tax, and regulatory sides of the fund business, and she continued through 2015 to act as an independent consultant to the fund industry. Prior to joining Scudder, she was a Senior Manager at Price Waterhouse and is a member of the Massachusetts and Florida Societies of CPAs. She also serves on the Board of Solstice Home Care, Inc., Bald Peak Colony Club and the Pointe at Pelican Bay, served on the Board of Bald Peak Land Company and has been on a number of non-profit Boards. She holds an MBA degree from Babson College and a BA in economics from Wellesley College.

Officers

NAME, ADDRESS(1) AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
Daniel R. Omstead, Ph.D. 7/1953	President since 2015	President of the Fund, HQH (since 2001), HQL (since 2001), THQ (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2015	Chief Compliance Officer, Secretary and Treasurer of the Fund, HQH (since 2009), HQL (since 2009), THQ (since 2014); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

(1) The address for each Officer is: c/o Tekla World Healthcare Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

(2) Each Officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

Ownership of Securities

As of [ ], 2021, the Trust's Trustees and executive officers, as a group, beneficially owned less than 1% of the Trust's outstanding Shares. The information as to beneficial ownership of securities which appears below is based on statements furnished to the Trust by its Trustees and executive officers.

To the knowledge of the Trust, as of [ ], 2021, there were no control persons of the Trust and no persons were known to own, either beneficially or of record, 5% or more of the Shares of the Trust.

As of December 31, 2020, the dollar range of equity securities owned beneficially by each Trustee in the Trust and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:

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Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffrey A. Bailey	$[ ]	$[ ]
Rakesh K. Jain, Ph.D.	$[ ]	$[ ]
Thomas M. Kent	$[ ]	$[ ]
Oleg M. Pohotsky	$[ ]	$[ ]
William S. Reardon, CPA	$[ ]	$[ ]
Lucinda H. Stebbins, CPA	$[ ]	$[ ]

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*

Daniel R. Omstead, Ph.D.	$[ ]	$[ ]

* The Family of Investment Companies includes the four funds that the Adviser serves as investment adviser. This includes the Trust, HQH, HQL and THQ.

Dr. Omstead and Ms. Woodward serve as officers of the Trust. As of [ ], 2021, the officers of the Trust beneficially owned [ ] Shares of the Trust, or [less than 1%] of the Shares outstanding on that date.

Independent Trustee Transactions/Relationships with Trust Affiliates

[As of December 31, 2020, neither the Independent Trustees nor members of their immediate families owned securities, beneficially or of record, of the Advisor, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Advisor. In addition, over the past five years, neither Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates. Further, during each of the last two fiscal years, neither Independent Trustees nor members of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Advisor or any of its affiliates was a party.]

Standing Committees

Audit Committee. The Trust has an Audit Committee comprised solely of Independent Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The Board has adopted a written charter for the Audit Committee. The Audit Committee charter is available at www.teklacap.com/funds/thw/info/literature. The principal purpose of the Trust's Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Trust's financial reporting process, including reviewing the financial reports and other financial information provided by the Trust, the Trust's systems of internal accounting and financial controls and the annual independent audit process.

For the Trust, the Audit Committee's role is one of oversight, and it is recognized that the Trust's management is responsible for preparing the Trust's financial statements and that the outside auditor is responsible for auditing those financial statements. Although the Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee

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members rely, without independent verification, on the information provided to them and on the representations made by management and the Trust's independent public accountants.

The members of the Trust's Audit Committee are [Mr. Kent, Mr. Reardon and Ms. Stebbins]. Mr. Reardon is the Chairman of the Trust's Audit Committee. The Trust's Audit Committee held [ ] meetings during the fiscal year ended September 30, 2020.

Governance and Nominating Committee. The Trust has a Governance and Nominating Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards.

The principal missions of the Committee are to (i) review, evaluate, and enhance the effectiveness of the Board in its role in governing the Trust and overseeing the management of the Trust and (ii) promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Trust.

The Committee reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the Trust's management. The Committee makes nominations for trustees and officers of the Trust and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

The Trust's By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Trust. The Trust's By-Laws also require that a candidate is not serving in any of various positions with another investment company (as defined in the Investment Company Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Trust's Investment Adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company. The Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by Shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Trust for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by Shareholders must also meet certain eligibility requirements as set out in the Committee's Charter. Other than those eligibility requirements, the Committee shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by Shareholders must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust's proxy statement for the next annual meeting of the Trust. Each shareholder or shareholder group must meet the requirements stated in the Committee's charter in order to recommend a candidate. A Shareholder or Shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, Shareholders must include in their notice to the Trust's Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Trust shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if nominated by the Board, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Trust in assessing the candidate's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

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The members of the Committee are Mr. Bailey, Dr. Jain, Mr. Pohotsky and Ms. Stebbins.  Ms. Stebbins is the Chairman of the Committee.  During the fiscal year ended September 30, 2020, the governance and nominating committee held [ ] meetings.

Valuation Committee. The Board has delegated to the Trust's Valuation Committee general responsibility for determining, subject to final Board ratification, in accordance with the Trust's valuation procedures, the value of assets held by the Trust on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Investment Adviser, to deal in the first instance with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Trust's securities or other assets in situations set forth in the Trust's valuation procedures.

The members of the Trust's Valuation Committee are Mr. Bailey, Mr. Kent, Dr. Omstead, Mr. Pohotsky and Mr. Reardon. Mr. Pohotsky is the Chairman of the Trust's Valuation Committee. The Trust's Valuation Committee held [ ] meetings during the fiscal year ended September 30, 2020.

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The Board has adopted a written charter for the QLCC. The principal purpose of the Trust's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Trust, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trust and the power to retain outside counsel, auditors or other experts for this purpose.

The members of the Trust's QLCC are Dr. Jain, Mr. Pohotsky and Mr. Reardon. Mr. Reardon is the Chairman of the Trust's QLCC. The Trust's QLCC had no cause to meet during the fiscal year ended September 30, 2020.

Compensation of Trustees

The Trust pays each of the Trustees not affiliated with the Investment Adviser an annual fee of $15,000. Independent Trustees are also paid $1,000 for each Board meeting attended in person, $750 for each Committee meeting attended in person, and $250 for each Board and Committee meeting attended by telephone. The Chairman of the Board receives an additional annual fee of $5,000, the Chairmen of the Audit and Valuation Committees receive an additional annual fee of $2,000, and the Chairman of the Governance and Nominating Committee receives an additional annual fee of $2,000. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. Trustees and officers of the Trust who hold positions with the Investment Adviser receive indirect compensation from the Trust in the form of the investment advisory fee paid to the Investment Adviser.

The following table sets forth information regarding the estimated compensation of Trustees by the Trust and other funds managed by the Investment Adviser for the fiscal year ending September 30, 2020, but does not include expenses. As of the date of this SAI, the Fund Complex was comprised of the Trust, HQH, HQL, and THQ (the "Funds").

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2020

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NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM TRUST		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES
INDEPENDENT TRUSTEES
Jeffrey A. Bailey	$	[ ]	[N/A]	[N/A]	$	[ ]
Rakesh K. Jain, Ph.D.	$	[ ]	[N/A]	[N/A]	$	[ ]
Thomas M. Kent, CPA	$	[ ]	[N/A]	[N/A]	$	[ ]
Oleg M. Pohotsky, M.B.A., J.D.	$	[ ]	[N/A]	[N/A]	$	[ ]
William S. Reardon, M.B.A.	$	[ ]	[N/A]	[N/A]	$	[ ]
Lucinda H. Stebbins, M.B.A., CPA	$	[ ]	[N/A]	[N/A]	$	[ ]

INTERESTED TRUSTEES
Daniel R. Omstead, Ph.D.	$	[ ]	[ ]	[ ]	$	[ ]

THE TRUST

The Trust's capitalization consists of an unlimited number of Shares, $0.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's By-laws and the rules of the NYSE.

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust's obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust unless the Board takes certain actions to approve such a transaction. These provisions could make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction.

Preferred Shares

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The Declaration of Trust provides that the Trust has the power to issue additional Shares by action of the Board without the approval of the holders of the Trust's common shareholders. This power may be deemed to include the issuance of Preferred Shares with such rights and privileges as may be determined by the Board.

The Trust may elect to issue Preferred Shares as part of its leverage strategy though it does not currently intend to do so. The Trust has the ability to issue Preferred Shares representing up to 50% of the Trust's total assets (less the Trust's obligations under senior securities representing indebtedness). The Investment Company Act permits the issuance of Preferred Shares if, immediately after such issuance, the liquidation value of the Trust's outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust's assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Trust's assets less liabilities other than borrowings is at least 200% of such liquidation value. Notwithstanding the Investment Company Act requirement listed above with respect to asset coverage of any Preferred Shares, if Preferred Shares are issued, the Trust intends to maintain an asset coverage ratio of at least 300%. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, would be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees would be elected by holders of Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Trust at any time in the event that two years of dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or the SAI and except as otherwise required by applicable law or the Declaration of Trust, if Preferred Shares were issued, holders of Preferred Shares would have equal voting rights with common shareholders (one vote per share, unless otherwise required by the Investment Company Act) and would vote together with common shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares issued would be expected to provide that: (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Trust may tender for or purchase Preferred Shares; and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares

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by the Trust would reduce any leverage applicable to the Shares, while any resale of shares by the Trust would increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Declaration of Trust. The Board, without the approval of the common shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered. Shareholders will bear all expenses in connection with the offering and issuance of Preferred Shares.

Repurchases of Shares and Tender Offers

The Trust is a closed-end management investment company and as such its Shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Trust's shares and the Trust's NAV. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates net asset value. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers. Interest on any borrowings to finance Share repurchase transactions will increase the Trust's expenses and will reduce the Trust's net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust's outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (1) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (2) pursuant to a tender offer to all Shareholders, or (3) as otherwise permitted by the Commission.

The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their NAV and such shares frequently trade at a discount to NAV, but in some cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above NAV. When the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding will increase, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

Conversion to Open-End Investment Company

Under the Declaration of Trust, the conversion of the Trust from a closed-end to an open-end investment company would require (1) the approval of the Board, and (2) the affirmative vote or consent of the holders of 75% of the Shares outstanding and entitled to vote. Such a vote would be in addition to any vote or consent required in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and the NYSE. The Investment Company Act requires that the Trust receive a vote of a majority of its outstanding voting Shares in order to convert the Trust from a closed-end to an open-end investment company.

The conversion of the Trust from a closed-end to an open-end investment company would have to be approved by the Board prior to its submission to Shareholders. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board's judgment as to its advisability in light of circumstances prevailing at the time.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment

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company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company's assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Tekla Capital Management LLC, a limited liability company formed under the laws of the State of Delaware, serves as the Investment Adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 100 Federal Street, 19th Floor, Boston, MA 02110.

The Investment Adviser is owned by Daniel R. Omstead and Mary N. Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary N. Omstead is Dr. Omstead's wife.

The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See "Portfolio Transactions and Brokerage."

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust's portfolio in accordance with the Trust's investment objective and policies as stated in the Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; supplies or directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal auditing services, and other clerical services in connection therewith; and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the Commission and state securities authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (1) 1.00% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Advisory Agreement provides that the Investment Adviser shall not be liable for any loss incurred by any act or omission of any broker. The Advisory Agreement also provides that the Investment Adviser shall not be liable to the Trust or to any Shareholder of the Trust for any error or judgment or for any loss suffered by the Trust in connection with rendering services under the Advisory Agreement except (1) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or (2) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement. Subject to the foregoing, the Advisory Agreement also provides that the Trust shall indemnify the Investment Adviser, and any officer, director and employee of the Investment Adviser to the maximum extent permitted by Article V of the Trust's Declaration of Trust.

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For the fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018, the Trust paid the Adviser $5,475,071, $5,382,722 and $5,667,248, respectively, in advisory fees.

The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are "affiliated persons" of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its "affiliated persons."

Under the Advisory Agreement, the Trust must pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, the Commission, and the Financial Regulatory Authority ("FINRA") fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons," accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Trust's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust's Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board or by the holders of a majority of the Trust's outstanding Shares and (2) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated without penalty by (1) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days' written notice or (2) a vote of the holders of a majority of the Trust's outstanding Shares, and will automatically terminate in the event of its assignment. Action by the Trust under (1) above may be taken either by (i) vote of a majority of its Trustees, or (ii) the affirmative vote of a majority of the outstanding shares of the Trust.

Portfolio Management

Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Funds. Dr. Omstead exercises ultimate decision making authority with respect to investments.

Other Accounts Managed

The information below lists other accounts for which the portfolio management team was primarily responsible for the day to day management as of September 30, 2019.

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Daniel R. Omstead, Ph.D.	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Jason C. Akus, M.D./M.B.A	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Timothy Gasperoni, M.B.A., Ph.D.	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Henry Skinner, Ph.D	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Ashton L. Wilson	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]

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Christopher Abbott	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Robert Benson	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Richard Goss	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Jack Liu, M.B.A., Ph.D.	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Loretta Tse, Ph.D.	4	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Security Ownership of Portfolio Managers

As of September 30, 2021, the dollar range of Trust securities beneficial owned by Dr. Omstead was [ ]. As of September 30, 2021, [none] of the other members of the team owned securities of the Trust.

Portfolio Manager Compensation Structure

The Investment Adviser offers employees what it believes are competitive salaries and benefits in order to attract and retain adequate staff to provide services to the Trusts. The Investment Adviser feels the current staff level is adequate in size, experience and qualifications to effectively manage both the public and restricted portfolios of the Trust, HQH, HQL and THQ. The Investment Adviser further believes that the staff has the unique qualifications and experience to be effective in making purchase and sale decisions.

Dr. Omstead is an owner of the Investment Adviser. He receives compensation for his contribution to the portfolio management team and for his contribution to the general management of the Investment Adviser. As a member of the Investment Adviser, Dr. Omstead also receives distributions made to members. Currently, such distributions are principally the result of the investment advisory fees paid to the Investment Adviser by the Trust, HQH, HQL and THQ.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the potential conflicts discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Trust, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Trust, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Trust. Securities selected for funds or accounts other than the Trust may outperform the securities selected for the Trust. Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Trust trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Trust. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Trust's Code of Ethics will adequately address such conflicts.

The Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Trust) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of

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personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts. See "Code of Ethics" for more information.

PROXY VOTING POLICY AND PROCEDURES

The Board has adopted a proxy voting policy and procedure (the "Proxy Voting Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Investment Adviser. A copy of the Proxy Voting Policy is attached as Appendix A to this SAI.

A description of the Trust's proxy voting policies and procedures and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Trust at (617) 772-8500, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

CODE OF ETHICS

The Board has approved a joint Code of Ethics under Rule 17j-1 of the Investment Company Act that covers certain personnel of the Trust and the Investment Adviser. The joint Code of Ethics establishes procedures for personal investing and restricts certain transactions by certain personnel covered by the joint Code of Ethics. Employees subject to the joint Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. The joint Code of Ethics applies to investments by covered persons in their personal accounts, the accounts of family members living in the same household, and accounts in which the covered person has a beneficial interest (i.e., ownership, voting or investment control). Some of the restrictions set forth in the joint Code of Ethics do not apply to the Trust's Independent Trustees. In general terms, the joint Code of Ethics is designed to ensure that the investing activities of covered personnel are conducted in a manner that avoids potential or actual conflicts of interest with the Trust and its Shareholders and that covered personnel conduct their personal investing in a manner consistent with their fiduciary duty towards the Trust and its Shareholders.

The joint Code of Ethics requires pre-clearance for certain investments in equities (not including mutual funds), imposes reporting requirements, and imposes sanctions for violations. Specifically, among other things, the joint Code of Ethics prohibits sales of securities to or purchases of securities from the Trust and prohibits the purchase or sale of any security under consideration for trading by the Trust within seven days before or after the Trust trades in the security

The joint Code of Ethics is available on the EDGAR Database on the Commission Internet site at www.sec.gov. You may obtain copies of the joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

NET ASSET VALUE

The NAV of the Trust's Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies periodically.

NAV is calculated by dividing the Trust's total assets (the value of the securities held by the Trust plus any cash or other assets, including interest and dividends earned but not yet received) minus all liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) by the total number of Shares outstanding at such time. If any preferred shares are outstanding, net assets available for common shareholders are determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked

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prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system when such valuations are available. Convertible bonds are generally valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are generally valued on the basis of the value of the underlying currencies at the prevailing currency exchange rates. The prevailing currency exchange rate shall generally be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at "fair value," as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR and American Depositary Shares ("ADS")) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust's net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security's (or asset's) "fair value," which is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security's disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company's financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) the price of securities in a subsequent round of financing of an issuer in an arm's-length transaction, if the round includes a new third party investor.

Sometimes a "significant valuation event" may cause the market value of a security to differ from the fair market value of that security. A "significant valuation event" is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the

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Board in accordance with the procedures described above. Such valuations and procedures will be reviewed periodically by the Board.

The Trust shall value an investment in a private placement or in a private company at cost. The valuation of an investment in a private placement or in a private company will be adjusted to reflect its fair valuation, as internal and external events are deemed to have a known or likely impact on the financial condition or market value of the investment. Internal or external factors affecting the fair valuation may include items such as a subsequent financing round, a material deviation from the business plan, or a change in market conditions that may impair the company's ability to meet its capital requirements. If a subsequent round of financing includes a new third-party investor in an arms-length transaction, then the securities shall be marked up or down to the value used in that financing round. Equity investments in exchange for marketing or development rights do not constitute arms-length transactions. Venture investments that have an initial public offering shall be generally valued at a discount to the public market value of the securities. The discount in each case is determined by appraisal, considering such factors as market liquidity, time to freedom from restrictions, fundamental outlook for the company and such other factors as are enumerated above that are deemed to be relevant. Private placements in public companies are similarly priced at a discount to the public market generally until the restrictions on sale of the security expire.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing transactions for the portfolio and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the Investment Company Act), the Investment Adviser will use its best efforts to obtain the best price and execution for the Trust. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Investment Adviser may cause the Trust to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Trust. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. It is further understood that such services may be useful to the Investment Adviser in connection with its services to other clients. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in

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connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may effect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers to provide competitive prices and commission rates.

The Investment Company Act restricts transactions involving the Trust and its "affiliates," including among others, the Trust's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. A substantial portion of the securities in which the Trust may invest are traded in the over-the-counter markets, and the Trust intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

It is likely that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser. Such purchases would be made on terms no less favorable than those under which such investment companies would be acquiring the securities. In the case of concurrent purchases by the Trust and another investment company or companies managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

The Trust's portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for a minimum of six months, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least one year, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an "underwriter" with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

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Allocation of transactions, including their frequency, to various broker-dealers is determined by the Investment Adviser with respect to the Trust, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for other investment accounts managed by the Investment Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Trust and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Investment Adviser believes to be equitable to each such account. Although the Investment Adviser seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Trust or the size of the position obtained or sold by the Trust. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchase for the Trust with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

For the fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018, the Trust paid $[ ], $[ ] and $[ ], respectively, of brokerage commissions.

As stated in the Prospectus, the Trust's portfolio turnover rate for the fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 was 48.11%, 55.17% and 54.60%, respectively. For a description of the Trust's portfolio turnover policies, see "Portfolio Transactions and Brokerage" in the Prospectus.

TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its Shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Taxation of the Trust

The Trust intends to qualify and has elected to be treated in each of its taxable years as a regulated investment company ("RIC") under the Code. As a RIC, the Trust generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that the Trust distributes to its Shareholders. To qualify as a RIC and maintain RIC status, the Trust must meet specific source-of-income and asset diversification requirements and must generally distribute an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses), but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Trust's taxable year. If, in any year, the Trust fails to qualify as a RIC under U.S. federal income tax laws, the Trust would be taxed as an ordinary corporation. In such circumstances, the Trust could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the market value of the Trust's assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable

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year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If for any taxable year the Trust were to fail to qualify as a RIC, all of the Trust's taxable income would be subject to federal income tax at the rates applicable to corporations (with no deduction for distributions to Shareholders), and Trust distributions would be taxable to Shareholders as dividends to the extent of the Trust's earnings and profits.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to Shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to Shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

Distributions

Dividends paid from investment company taxable income generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid monthly in cash.

A portion of the dividends paid by the Trust may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Holding periods may be affected by certain of the Trust's transactions in options (including covered call options) and other derivatives. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REITs distributions and distributions from certain non-U.S. corporations.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") designated by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the Shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to Shareholders. As a result, such amounts will be included in the gross income of the Shareholders as long-term capital gains and Shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS"). Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

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A distribution of an amount in excess of the Trust's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital which is applied against and reduces the Shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares.

If the value of the Trust's Shares is reduced below a Shareholder's cost as a result of a distribution of investment company taxable income or net capital gains by the Trust, such distribution will be taxable to the shareholder. The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

Dividends (not including capital gain dividends) received by corporate Shareholders from the Trust qualify for the dividends received deduction for corporate Shareholders to the extent the Trust designates the amount distributed as eligible for the deduction. The aggregate amount designated by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the designation of dividend income must generally be the same for all Shares. Thus, unless 100% of the Trust's gross income constitutes qualified dividends, a portion of the dividends paid to corporate Shareholders will not qualify for the dividends received deduction. The dividends received deduction for corporate Shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its Shareholders, respectively, for less than 46 days.

In addition to furnishing any other required tax statements, the Trust intends to report in written notices to Shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount of undistributed net capital gains and related tax credits.

Sale of Shares

Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Passive Foreign Investment Companies

The Trust may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets produce passive income, or 75% or more of its gross income is passive income. If the Trust receives a so-called "excess distribution" with respect to PFIC stock, the Trust itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Trust to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Trust held the PFIC shares. The Trust itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Trust taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Gain from the sale of PFIC shares is treated in the same manner as an excess distribution. Excess distributions and gain from the sale of PFIC shares are characterized as ordinary income even though, absent application of the PFIC rules, such gains and certain excess distributions might have been classified as capital gain.

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The Trust may elect to mark to market any PFIC shares in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election relates, the Trust would report as ordinary income the amount by which the fair market value of the PFIC stock exceeds the Trust's adjusted basis in the stock. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Trust-level tax when distributed to Shareholders as a dividend. Alternatively, the Trust may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

Currency Fluctuations — "Section 988" Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Trust's investment company taxable income to be distributed to its Shareholders as ordinary income.

Hedging Transactions

Certain futures, foreign currency contracts and options in which the Trust may invest are "section 1256 contracts." While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described above. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Trust (including certain covered call options) may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Trust. In addition, losses realized by the Trust on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Trust of engaging in hedging transactions are not entirely clear.

The Trust may make one or more of the elections available under the Code which are applicable to straddles. If the Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Notwithstanding any of the foregoing, the Trust may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Trust enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the thirtieth day after the close of the taxable year, if certain conditions are met.

High Yield Debt Investments

Investments in debt obligations that are at risk of or in default present tax issues for the Trust. Tax rules are not entirely clear about issues such as whether and to what extent the Trust should recognize market discount on a debt obligation, when the Trust may cease to accrue interest, original issue discount or market discount, when and to

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what extent the Trust may take deductions for bad debts or worthless securities and how the Trust should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Trust in order to ensure that it distributes sufficient income to preserve its status as a RIC.

REITs

The Trust may invest in REITs. Investments in REIT equity securities may require the Trust to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Trust may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Trust's investments in REIT equity securities may at other times result in the Trust's receipt of cash in excess of the REIT's earnings; if the Trust distributes such amounts, such distribution could constitute a return of capital to Trust shareholders for federal income tax purposes. Dividends received by the Trust from a REIT generally will not constitute qualified dividend income.

Foreign Withholding Taxes

Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to "pass-through" to the Trust's Shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non-U.S. sources will be treated as U.S. source income.

Backup Withholding

The Trust (or applicable withholding agent) may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("Foreign Shareholder") depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

Income Not Effectively Connected

If the income from the Trust is not "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign Shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a Foreign Shareholder who is a non-resident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the Foreign Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above. If a Foreign Shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or

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exchange of such shareholder's Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

Under an expired exemption (which may be further extended by U.S. Congress), subject to certain limitations, dividends paid to certain Foreign Shareholders by RICs may be exempt from U.S. tax for taxable years beginning before January 1, 2015 to the extent such dividends were attributable to "qualified net interest income" and/or "qualified net short-term capital gains," provided that the RIC elected to follow certain procedures. The Trust does not anticipate following the procedures and as a result, the full amount of distributions of ordinary dividends, including distributions of any interest or short-term gains will be subject to withholding at a rate of 30 percent or any applicable lower treaty rate.

Income Effectively Connected

If the income from the Trust is "effectively connected" with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such Foreign Shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

FATCA

Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders may also be subject to U.S. estate tax with respect to their Trust shares. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Other Taxes

Distributions may also be subject to state, local and foreign taxes and/or the alternative minimum tax depending on each Shareholder's particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR

The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is One Lincoln Street, Boston, MA 02111. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust's portfolio of securities and cash, when invested in Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the rules and regulations of the Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the "Administrator") also serves as administrator to the Trust pursuant to an Administration Agreement. Under the Administration Agreement the Trust's assets are combined with assets of

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HQH, HQL and THW. The combined assets are charged a fee computed and payable monthly at an annual rate of (i) [ ]% of the first $[ ] million; (ii) [ ]% of the next $[ ] million; (iii) [ ]% on assets in excess of $[ ] million, subject to annual minimum fee of $[ ]. The Administrative Agreement covers administrative costs, including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc.,, serves as (1) the Plan Agent for the Trust's Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 150 Royall Street, Canton, MA 02021.

FINANCIAL STATEMENTS

The Trust's financial statements as of and for the fiscal year ended September 30, 2020, together with the report thereon of [ ], an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting, are incorporated in this SAI by reference to the Trust's September 30, 2020 Annual Report to Shareholders, including the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Statement of Cash Flows and the five-year Financial Highlights. A copy of the Trust's 2020 Annual Report to Shareholders is available at the SEC's website (www.sec.gov).  Copies may also be obtained free of charge upon request from the Trust's Information Agent at [         ] or from the Trust at (617) 772-8500.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC ("TCM") for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund, and Tekla World Healthcare Fund (each a "Fund" and together the "Funds"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds' shareholders, in accordance with TCM's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). TCM considers the "best interests" of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM's performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM's Chief Compliance Officer ("CCO"), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM's CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                     the name of the issuer;

•                     the exchange ticker symbol, if available;

•                     the CUSIP number, if available;

•                     the shareholder meeting date;

•                     a brief identification of the matter voted on;

•                     whether the matter was proposed by the issuer or a security holder;

•                     whether TCM cast its vote on the matter;

•                     how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                     whether TCM cast its vote for or against management.

TCM's CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

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Substantive Voting Decisions

TCM's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM's standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board's stability and continuity.

Directors' Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these

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provisions are bundled with other antitakeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds' counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM's CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

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•	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds' Form N-PX.

•	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•	TCM shall cause the Funds' shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds' website, (if the Funds choose); and (iii) on the SEC's website.

•	TCM shall cause the Funds' annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds' website, or both; and (ii) on the SEC's website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by TCM that was material to making a decision of how to vote the proxy, or that memorializes the basis for TCM's decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and TCM's written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of TCM.

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements (incorporated by reference to Form N-CSR filed on December 4, 2020):

(i)	Schedule of Investments as of September 30, 2020

(ii)	Statement of Assets and Liabilities as of September 30, 2020

(iii)	Statement of Operations for the year ended September 30, 2020

(iv)	Statement of Changes in Net Assets for the years ended September 30, 2020 and September 30, 2019

(v)	Statement of Cash Flows for the year ended September 30, 2020

(vi)	Financial Highlights

(vii)	Notes to Financial Statements

(viii)	Report of Independent Registered Public Accountants dated November 20, 2020

2.	Exhibits:

a.	(i)	Amended and Restated Declaration of Trust of the Registrant, dated as of May 18, 2015(1)

	(ii)	Notice of Change of Trustee dated December 20, 2017(4)

	(iii)	Notice of Change of Trustee dated December 13, 2018(5)

	(iv)	Notice of Change of Trustee dated June 13, 2019(6)

	(v)	Notice of Change of Trustee dated August 27, 2020(8)

b.	By-Laws of the Registrant, as amended(9)

c.	Not Applicable

d.	(i)	Form of Notice of Guaranteed Delivery to be filed by amendment

(ii)	Form of Exercise Form to be filed by amendment

e.	Form of Dividend Reinvestment and Stock Purchase Plan of the Registrant(2)

f.	Not Applicable

g.	Form of Investment Advisory Agreement between the Registrant and Tekla Capital Management LLC(2)

h.	(i)	Form of Underwriting Agreement (2)

(ii)	Form of Master Selected Dealers Agreement(3)

(iii)	Form of Master Agreement Among Underwriters(3)

(iv)	Form of Structuring Fee Agreement(3)

(v)	Form of Joint Sales Incentive Fee Agreement(3)

i.	Not Applicable

j.	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company(2)

k.	(i)	Form of Administration Agreement between the Registrant and State Street Bank and Trust Company(1)

(ii)	Form of Transfer Agency and Service Agreement between the Registrant and Computershare Inc. and Computershare Trust Company, N.A.(2)

(iii)	Form of Investor Support Services Agreement between the Registrant and Destra Capital Investments LLC(2)

(iv)	Form of Distribution Assistance Agreement between the Investment Adviser and Destra Capital Investments LLC(2)

(v)	Support Services Agreement between the Registrant and Destra Capital Investments LLC dated January 1, 2016 (7)

(vi)	Assignment of the Support Services Agreement with Destra Capital Investments LLC to Destra Capital Advisors LLC dated April 2, 2018(4)

l.	Opinion and Consent of Dechert LLP to be filed by amendment

m.	Not Applicable

n.	(i)	Consent of [ ] to be filed by amendment.

(ii)	Powers of Attorney dated May 22, 2015(2); Power of Attorney dated April 9, 2018(4); Power of attorney dated December 13, 2018(5); Power of attorney dated August 27, 2020(8)

o.	Not Applicable

p.	Form of Subscription Agreement(2)

q.	Not Applicable

r.	Code of Ethics of Registrant and its Investment Adviser, filed herewith

(1)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on May 28, 2015.

(2)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on May 22, 2015.

(3)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on June 24, 2015.

(4)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on April 18, 2018.

(5)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on March 12, 2019.

(6)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on June 20, 2019.

(7)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on June 19, 2017.

(8)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on September 10, 2020.

(9)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on January 5, 2021.

Item 26. Marketing Arrangements

Not Applicable

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Information Agent Fees and Expenses	$	[ ]
Printing and mailing	$	[ ]
Legal Fees and Expenses	$	[ ]
Auditing Fees and Expenses	$	[ ]
New York Stock Exchange Listing Fees	$	[ ]
Subscription Agent Fees and Expenses	$	[ ]
Securities and Exchange Commission Filing Fees	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

Item 28. Persons Controlled by or under Common Control with Registrant

Not Applicable

Item 29. Number of Holders of Securities

As of [ ], 2021, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders

Shares of beneficial interest, $.01 par value	[ ]

Item 30. Indemnification

Under Article V of the Registrant’s Amended and Restated Declaration of Trust dated May 18, 2015, as amended, any past or present Trustee or officer of Registrant will be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer of Registrant, and against amounts paid and incurred by him in the settlement thereof. This provision does not authorize indemnification when it is determined, in the manner specified in the Amended and Restated Declaration of Trust, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Amended and Restated Declaration of Trust.

The Registrant will purchase insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Investment Advisory Agreement between the Registrant and Tekla Capital Management, LLC (the “Investment Adviser”) dated [ ], the Registrant has agreed to certain limitations on the liability of the Investment Adviser and has agreed to provide certain indemnification. Section 9 of the Investment Advisory Agreement provides as follows:

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the [Investment Company Act of 1940]) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund’s Declaration of Trust.

Item 31. Business and Other Connections of Investment Adviser

Tekla Capital Management LLC was organized in June 2002 for the purpose of providing investment advisory services to Tekla Healthcare Investors and Tekla Life Sciences Investors (formerly H&Q Healthcare Investors and H&Q Life Sciences Investors, respectively) (File Nos. 811-04889 and 811-06565). Reference is made to “Trustees and Officers” in the Statement of Additional Information and to Schedule A of Part 1 of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, (File No. 801-61018) filed with the Commission for information concerning the business and other connections of Daniel R. Omstead, Ph.D., Trustee and President of the Trust and President and CEO of the Investment Adviser.

Item 32. Location of Accounts and Records

Records are located at:

1.	Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, MA 02110

(Registrant’s corporate records and records relating to its function as Investment Adviser to Registrant)

2.	State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

(Records relating to its function as Custodian to Registrant; and most of Registrant’s accounting and all records relating to its function as Registrant’s accounting agent)

3.	Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(Records relating to its function as Registrar and Transfer Agent to Registrant)

4.	Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(Records relating to its function as Dividend Disbursing Agent to Registrant)

Item 33. Management Service

Not Applicable.

Item 34.  Undertakings.

1.  Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 424, under the Securities Act, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.  Not Applicable.

3.  Not Applicable.

4.  Not Applicable.

5.  Registrant undertakes that:

(a)	for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b) will be deemed to be a part of the Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 8th day of January, 2021.

TEKLA WORLD HEALTHCARE FUND

By:	/s/ Daniel R. Omstead
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Daniel R. Omstead	Trustee and President	January 8, 2021
Daniel R. Omstead	(Principal Executive Officer)

/s/ Laura Woodward	Treasurer	January 8, 2021
Laura Woodward	(Principal Financial Officer)

/s/ Oleg M. Pohotsky*	Trustee and Chairman of the Board	January 8, 2021
Oleg M. Pohotsky

/s/ Jeffrey A. Bailey**	Trustee	January 8, 2021
Jeffrey A. Bailey

/s/ Rakesh K. Jain*	Trustee	January 8, 2021
Rakesh K. Jain

/s/ Thomas M. Kent***	Trustee	January 8, 2021
Thomas M. Kent

/s/ William S. Reardon*	Trustee	January 8, 2021
William S. Reardon

/s/ Lucinda H. Stebbins*	Trustee	January 8, 2021
Lucinda H. Stebbins

*By: Daniel R. Omstead, as attorney in-fact of each person so indicated and pursuant to the powers of attorney incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on May 22, 2015.

** By: Daniel R. Omstead, as attorney in-fact of each person so indicated and pursuant to the powers of attorney incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on September 10, 2020

*** By: Daniel R. Omstead, as attorney in-fact of each person so indicated and pursuant to the powers of attorney incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on April 18, 2018.

EXHIBIT LIST

Exhibit (r)	Code of Ethics of Registrant and its Investment Adviser